THE NOTES, THE WARRANTS AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THE NOTES OR THE EXERCISE OF THE WARRANTS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER ANY STATE SECURITIES OR BLUE SKY LAWS. NEITHER THE NOTES, THE WARRANTS, OR THE COMMON STOCK ISSUABLE UPON CONVERSION OF THE NOTES OR THE EXERCISE OF THE WARRANTS MAY BE SOLD, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER SAID ACT AND UNDER APPLICABLE STATE SECURITIES OR BLUE SKY LAWS OR EXEMPTIONS FROM SUCH REGISTRATION. WITHOUT SUCH REGISTRATION, THIS NOTE, THE WARRANTS AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THE NOTES OR THE EXERCISE OF THE WARRANTS MAY NOT BE SOLD, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND THAT SUCH SALE, ASSIGNMENT, TRANSFER OR OTHER DISPOSITION WILL NOT BE IN VIOLATION OF ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.




                              INVESTMENT AGREEMENT


     THIS INVESTMENT AGREEMENT is made and entered into as of this 22nd day of September, 1995, by and among North American Technologies Group, Inc., a Delaware corporation (the "COMPANY"), and the persons listed on Exhibit A (the
                                                                ---------
"INVESTORS").

     SECTION 1.  SALE AND PURCHASE OF SECURITIES.
                 -------------------------------

     (a) Subject to the terms and conditions hereof and in reliance on the mutual representations and warranties hereof, the Company agrees to sell to the Investors, and the Investors agree to purchase from the Company, the 13 1/2% Convertible Subordinated Notes (the "NOTES"), substantially in the form designated as Exhibit 1(a) in all material respects and in the face amounts as
              ------------
set forth for each Investor in Exhibit A and aggregating $2,700,000.
                               ---------

     (b) Subject to the terms and conditions hereof and in reliance on the mutual representations and warranties hereof, the Company agrees to issue to the Investors "WARRANTS" (as herein called), substantially in the form designated as Exhibit 1(b) in all material respects, entitling the Investors to purchase on
   ------------
the terms and conditions contained therein the number of shares of the common stock of the Company, par value $.001 per share (the "COMMON STOCK"), as set forth for each Investor in Exhibit A.
                           ---------

     SECTION 2.  CLOSING.  The closing of the transactions contemplated
                 -------
hereunder (the "CLOSING") shall take place at the offices of Thompson & Knight, A Professional Corporation, located at 1700 Texas Commerce Tower, Houston, Texas, at 11:00 a.m. local time, on September 22, 1995, or at such other date and time as the Company and the Investors may mutually agree upon. The date on which the Closing occurs is herein called the "CLOSING DATE". At the Closing, (a) the Company shall execute and deliver to the Investors (i) Notes in favor of the Investors in the respective principal amounts set forth opposite the names of the Investors in Exhibit A and (ii)
                                                         ---------
Warrants entitling the Investors to purchase the respective number of shares of Common Stock set forth opposite the names of the Investors in Exhibit A and (b)
                                                              ---------
each Investor shall either (A) deliver to the Company a certified or cashier's check made payable to the Company or (B) wire transfer to an account designated by the Company immediately available funds, in an amount equal to the aggregate face amounts of the Notes being purchased by such Investor.

     SECTION 3.  CONDITIONS PRECEDENT.
                 --------------------

     (a) The obligations of the Investors to consummate the transactions contemplated hereby shall be subject to each of the following conditions being met:

          (i) Each and every representation of the Company under this Agreement shall be true and accurate in all material respects as of the date when made and shall be deemed to have been made again at and as of the time of Closing and shall at and as of the time of the Closing be true and accurate in all material respects except as to changes specifically contemplated by this Agreement or consented to by the Investors.

          (ii) The Company shall have performed and complied in all material respects with (or compliance therewith shall have been waived by the Investors) each and every covenant and agreement required to be performed or complied with by the Company prior to or at the Closing.

          (iii) The Company shall have furnished the Investors with a copy of the certificate of incorporation and a copy of the bylaws of the Company in effect on the Closing Date, certified by the Secretary of the Company.

          (iv) The Company shall have furnished to the Investors an incumbency certificate and copies of resolutions of the Board of Directors of the Company, authorizing the execution, delivery and performance of this Agreement and all related documents and agreements, such resolution to be certified by the Secretary of the Company as being true and correct copies of the originals thereof, subject to no modifications or amendments as of the Closing Date.

          (v) The Investors shall have received a certificate (or facsimile thereof) from the Secretary of State of Delaware, dated not more than four business days prior to the Closing Date, as to the legal existence and good standing of the Company under the laws of such state.

          (vi) The Investors shall have received certificates (or facsimiles thereof) from the appropriate public officials of jurisdiction of formation of each of the Significant Subsidiaries (as defined herein), each dated not more than four business days prior to the Closing Date, as to the legal existence and good standing of the Significant Subsidiaries under the laws of their respective jurisdictions of formation.

          (vii) The Investors shall have received certificates (or facsimiles thereof) of the appropriate officials of the states in which the Company and the Significant Subsidiaries are qualified or licensed to do business as to the due qualification or licensing of the Company and the Significant Subsidiaries to do business in such states and the good standing of the Company and the Significant Subsidiaries in such states, such certificates to be dated not more than four business days prior to the Closing Date.

          (viii) The Investors shall have received an opinion of Theodore J. Lee, (or other counsel satisfactory to the Investors), dated the Closing Date, in form and substance reasonably satisfactory to the Investors, with respect to the matters described in Exhibit 3(a)(viii) (subject, however,
                                         ------------------
     to Section 15(i)).
        -------------

          (ix) No suit, action or other proceedings shall, on the Closing Date, be pending or threatened before any court or governmental agency seeking to restrain, prohibit, or obtain damages or other relief in connection with the consummation of the transactions contemplated by this Agreement.

          (x) The Investors shall have received a schedule from the Company, in form reasonably satisfactory to the Investors, that sets forth (i) the cash balance of the Company as of the Closing Date or as of a date as near to the Closing Date as possible and (ii) the aggregate amount of all indebtedness for borrowed money of the Company as of the Closing Date.

          (xi) All corporate and other proceedings taken or to be taken in connection with this Agreement and the transactions contemplated hereby, and all documents incident thereto, shall be satisfactory in form and substance to the Investors and their special counsel.

     (b) The obligation of the Company to consummate the transactions contemplated hereby shall be subject to each of the following conditions being met:

          (i) Each and every representation of the Investors under this Agreement shall be true and accurate in all material respects as of the date when made and shall be deemed to have been made again at and as of the time of Closing and shall at and as of the time of Closing be true and accurate in all material respects except as to changes specifically contemplated by this Agreement or consented to by the Company.

          (ii) Each Investor shall have performed and complied in all material respects with (or compliance therewith shall have been waived by the Company) each and every covenant and agreement required to be performed or complied with by such Investor prior to or at Closing (including, without limitation, payment by such Investor of the aggregate amount owed by such Investor, as provided in Section 2(b)).
                              ------------

          (iii) No suit, action or other proceedings shall, on the date of Closing, be pending or threatened before any court or governmental agency seeking to restrain, prohibit, or obtain damages or other relief in connection with the consummation of the transactions contemplated by this Agreement.

     SECTION 4.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.  The Company
                 ---------------------------------------------
hereby represents and warrants to the Investors as follows:

     (a) The Company is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and corporate authority to own, lease, and operate its properties and to carry on its business as now being conducted. No actions or proceedings to dissolve the Company are pending.

     (b) The Company is duly qualified or licensed to do business and is in good standing in the State of Texas, which is the only jurisdiction in which it owns, leases, or operates property or in which such qualification or licensing is required for the conduct of its business.

     (c) The Company has made available to the Investors accurate and complete copies of (i) the charter and bylaws of each of the Company and the Significant Subsidiaries as currently in effect, (ii) the stock records of each of the Company and the Significant Subsidiaries, and (iii) the minutes of all meetings of the respective Boards of Directors of the Company and the Significant Subsidiaries, any committees of such Boards, and the shareholders of the Company and the Significant Subsidiaries (and all consents in lieu of such meetings) occurring on or after December 31, 1994, and to the best knowledge of the Company, those occurring prior to December 31, 1994. Such records, minutes, and consents occurring on or after December 31, 1994, and to the best knowledge of the Company, those occurring prior to December 31, 1994, accurately reflect the stock ownership of the Company and the Significant Subsidiaries and all actions taken by such Boards of Directors, committees, and shareholders. Neither the Company nor any Significant Subsidiary is in violation of any provision of its charter or bylaws.

     (d) The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, par value $0.001 per share, of which 28,431,051 shares are outstanding and zero shares are held in the Company's treasury and 10,000,000 shares of Preferred Stock, par value $0.001 per share, of which, as of the date hereof, zero shares are outstanding and zero shares are held in the Company's treasury. All outstanding shares of capital stock of the Company have been validly issued and are fully paid and nonassessable, and no shares of capital stock of the Company are subject to, nor have any been issued in violation of, preemptive or similar rights. All issuances, sales, and repurchases by the Company of shares of its capital stock have been effected in compliance with all laws, rules or regulations, or any judgment, order, writ, injunction or decree of any governmental entity to which the Company is subject ("APPLICABLE LAWS"), including without limitation applicable federal and state securities laws. As of the date hereof, an aggregate of 3,110,000 shares of Common Stock of the Company are reserved for issuance and issuable upon the exercise of outstanding employee stock options granted by the Company. Except as set forth above in this Section, as provided in this Agreement and as described in Schedule 4(d), there are outstanding (i) no shares of capital
             -------------
stock or other voting securities of the Company, (ii) no securities of the Company convertible into or exchangeable for shares of capital stock or other voting securities of the Company, (iii) no options or other rights to acquire from the Company, and no obligation of the Company to issue or sell, any shares of capital stock or other voting securities of the Company or any securities of the Company convertible into or exchangeable for such capital stock or voting securities, and (iv) no equity equivalents, interests in the ownership or earnings, or other similar rights of or with respect to the Company.  Except as set forth in Schedule 4(d), there are no
                                                -------------
outstanding obligations of the Company or any Subsidiary to repurchase, redeem, or otherwise acquire any of the foregoing shares, securities, options, equity equivalents, interests, or rights.

     (e) The Company has full corporate power and corporate authority to execute, deliver, and perform this Agreement and to consummate the transactions contemplated hereby. The execution, delivery, and performance by the Company of this Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of the Company. This Agreement has been duly executed and delivered by the Company and constitutes, and each other agreement, instrument, or document executed or to be executed by the Company in connection with the transactions contemplated hereby has been, or when executed will be, duly executed and delivered by the Company and constitutes, or when executed and delivered will constitute, a valid and legally binding obligation of the Company, enforceable against the Company in accordance with their respective terms, except that such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws affecting creditors' rights generally and (ii) equitable principles which may limit the availability of certain equitable remedies (such as specific performance) in certain instances.

     (f) The execution, delivery, and performance by the Company of this Agreement and the consummation by it of the transactions contemplated hereby do not and will not (i) conflict with or result in a violation of any provision of the charter or bylaws of the Company or any Subsidiary, (ii) conflict with or result in a violation of any provision of, or constitute (with or without the giving of notice or the passage of time or both) a default under, or give rise (with or without the giving of notice or the passage of time or both) to any right of termination, cancellation, or acceleration under, any bond, debenture, note, mortgage, indenture, lease, contract, agreement, or other instrument or obligation to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any of its/their respective properties may be bound, (iii) result in the creation or imposition of any lien, mortgage, security interest or any other encumbrance upon the properties of the Company or any Subsidiary, or (iv) assuming compliance with the matters referred to in
Section 4(g), violate any Applicable Law binding upon the Company or any
------------
Subsidiary.


     (g) No consent, approval, order, or authorization of, or declaration, filing, or registration with, any court or tribunal in any jurisdiction or any public, governmental, or regulatory body, agency, department or other authority or instrumentality (a "GOVERNMENTAL ENTITY") is required to be obtained or made by the Company or any Subsidiary in connection with the execution, delivery, or performance by the Company of this Agreement or the consummation by it of the transactions contemplated hereby, other than (i) compliance with any applicable requirements of the Securities Act of 1933, as amended (the "SECURITIES ACT");
(ii) compliance with any applicable requirements of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"); (iii) compliance with any applicable state securities laws; and (iv) filings with Governmental Entities to occur in the ordinary course following the consummation of the transactions contemplated hereby. The representations and warranties of the Company contained in this Section, insofar as such representations and warranties pertain to compliance by the Company with the requirements of the Securities Act and applicable state securities laws, are based on the representations and warranties of the Investors contained in Section 5.
                       ----------

     (h) As used herein, the term "SUBSIDIARY" shall mean any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are owned, directly or indirectly, by the Company. As used herein, the term "SIGNIFICANT SUBSIDIARY" shall mean (i) EET, Inc., a Texas corporation ("EET"), Industrial Pipeline Fittings, Inc., a Texas corporation ("IPF"), and North American Environmental Group, Inc., a Delaware corporation ("NAEG"), ((ii) if hereafter acquired by the Company, GAIA (as herein defined) and (iii) at any particular time, any other Subsidiary that accounts for 5% or more of the Company's consolidated revenues, expenses, assets or liabilities (determined as of the last day of the fiscal quarter of the Company immediately preceding the date as to which the determination of whether a Subsidiary is a Significant Subsidiary is being made). A list of Subsidiaries, other than EET, IPF, NAEG and (if applicable) GAIA, that constitute Significant Subsidiaries as of the
date hereof are set forth in Schedule 4(h).   Each Significant Subsidiary is a
                             -------------
corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation. Each Significant Subsidiary is duly qualified or licensed to do business and is in good standing in each of the jurisdictions set forth on Schedule 4(h), which are all of the jurisdictions in
                           -------------
which it owns, leases, or operated property or in which such qualification or licensing is required for the conduct of its business. Each Significant Subsidiary has all requisite corporate power and corporate authority to own, lease, and operate its properties and to carry on its business as now being conducted. No actions or proceedings to dissolve any Significant Subsidiary are pending. The Company owns 100% of issued and outstanding shares of capital stock of EET and IPF, 89% of the issued and outstanding shares of NAEG and the percentage ownership of each the Significant Subsidiaries listed in Schedule
                                                                    --------
4(h) as is set forth opposite the name of such Significant Subsidiary in such
----
Schedule.  Except as otherwise indicated on Schedule 4(h), all the outstanding
                                            -------------
capital stock or other equity interests of each Significant Subsidiary are owned directly or indirectly by the Company, free and clear of all liens, mortgages, security interests and other encumbrances. All outstanding shares of capital stock of each Significant Subsidiary have been validly issued and are fully paid and nonassessable. No shares of capital stock or other equity interests of any Significant Subsidiary are subject to, nor have any been issued in violation of, preemptive or similar rights. Except as set forth on Schedule 4(h), there are
                                                      -------------
outstanding (i) no shares of capital stock or other voting securities of any Significant Subsidiary, (ii) no securities of the Company or any Significant Subsidiary convertible into or exchangeable for shares of capital stock or other voting securities of any Significant Subsidiary, (iii) no options or other rights to acquire from the Company or any Significant Subsidiary, and no obligation of the Company or any Significant Subsidiary to issue or sell, any shares of capital stock or other voting securities of any Significant Subsidiary or any securities convertible into or exchangeable for such capital stock or voting securities, and (iv) no equity equivalents, interests in the ownership or earnings, or other similar rights of or with respect to any Significant Subsidiary. There are no outstanding obligations of the Company or any Significant Subsidiary to repurchase, redeem, or otherwise acquire any of the foregoing shares, securities, options, equity equivalents, interests, or rights.

     (i) The shares of Common Stock to be issued by the Company upon conversion of the Notes (the "NOTE SHARES") have been duly authorized for such issuance and, when issued and delivered by the Company in accordance with the provisions of this Agreement, will be validly issued, fully paid, and nonassessable. The issuance of the Note Shares under this Agreement is not subject to any preemptive or similar rights.

     (j) At all times since December 31, 1994, and, to the best knowledge of the Company, at all times prior to December 31, 1994, the Company has filed with the Securities and Exchange Commission (the "COMMISSION") all forms, reports, schedules, statements, and other documents required to be filed by it since January 1, 1992 under the Securities Act, the Exchange Act, and all other federal securities laws (as such documents have been amended since the time of their filing, collectively, the "SEC FILINGS"). The Company has made available to the Investors accurate and complete copies of all the SEC Filings in the form filed by the Company with the Commission since January 1, 1992. At all times since December 31, 1994, and, to the best knowledge of the Company, at all times prior thereto, the SEC Filings, at the time filed, complied in all material respects with all applicable requirements of federal securities laws. None of the SEC Filings, including, without limitation, any financial statements or schedules included therein, at the time filed, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The audited consolidated financial statements and unaudited consolidated interim financial statements of the Company included in the SEC Filings present fairly, in conformity with generally accepted accounting principles applied on a consistent basis (except as may be indicated in the notes thereto), the consolidated financial position of the Company as of the dates thereof and its consolidated results of operations and cash flows/changes in financial position for the periods then ended (subject to normal year-end audit adjustments in the case of any unaudited interim financial statements).

     (k) Except as and to the extent disclosed in the SEC Filings filed prior to the date hereof as of June 30, 1995, neither the Company nor any Subsidiary has any material liabilities or obligations (whether accrued, absolute, contingent, unliquidated, or otherwise, whether or not known to the Company or any Subsidiary, and whether due or to become due) of a nature required by generally accepted accounting principles to be recognized or disclosed in consolidated financial statements of the Company. Except as set forth in
Schedule 4(k), since June 30, 1995, neither the Company nor any Subsidiary has
-------------
incurred any such liabilities or obligations, other than those incurred in the ordinary course of business consistent with past practice or pursuant to or as contemplated by this Agreement.

     (l) Except as disclosed in the SEC Filings filed prior to the date hereof, since June 30, 1995, (i) there has not been any material adverse change in, or any event or condition that might reasonably be expected to result in any material adverse change in, the business, assets, results of operations, condition (financial or otherwise), or prospects of the Company and the Subsidiaries considered as a whole; (ii) the businesses of the Company and the Subsidiaries have been conducted only in the ordinary course consistent with past practice; (iii) neither the Company nor any Subsidiary has engaged in any material transaction, or entered into any material agreement outside the ordinary course of business consistent with past practice; and (iv) neither the Company nor any Subsidiary has suffered any material loss, damage, destruction, or other casualty to any of its assets (whether or not covered by insurance).

     (m)  Except as disclosed in this subsection (m) or in the SEC Filings filed
                                      --------------
prior to the date hereof, at all times on or after December 31, 1994, and, to the best knowledge of the Company, at all time prior thereto, the Company and the Subsidiaries have complied with all Applicable Laws (including without limitation Applicable Laws relating to securities, properties, business products, manufacturing processes, advertising and sales practices, employment practices, terms and conditions of employment, wages and hours, safety, occupational safety, health, environmental protection, product safety, and civil rights), and neither the Company nor any Subsidiary has received any written notice, which has not been dismissed or otherwise disposed of, that the Company or any Subsidiary has not so complied, except, in the good faith judgement of the Company, where the failure to do so would not, either individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, assets, results of operations, condition (financial or otherwise), or prospects of the Company and its Subsidiaries considered as a whole (a "MATERIAL ADVERSE EFFECT"). Neither the Company nor any Subsidiary is charged or, to the best knowledge of the Company, threatened with or under investigation with respect to, any violation of any Applicable Law relating to any aspect of the business of the Company or any Subsidiary. Notwithstanding the foregoing, the Company failed to file U.S. federal and state tax returns for the years 1992, 1993 and 1994 (although, to the best knowledge of the Company, no taxes are owed by the Company with respect to any such year and it is not believed that the failure to so file will result in any material liability).

     (n) Except as disclosed in the SEC Filings filed prior to the date hereof, there are no proceedings pending or, to the best knowledge of the Company, threatened against or involving the Company or any Subsidiary (or any of their respective directors or officers in connection with the business or affairs of the Company or any Subsidiary) or any properties or rights of the Company or any Subsidiary which might result in any judgment against or liability of the Company. No judgment, order, writ, injunction, or decree of any Governmental Entity has been issued or entered against the Company or any Subsidiary which continues to be in effect.

     (o) Each of the Company and the Significant Subsidiaries has good, marketable, and (in the case of real property) insurable title to all properties (real, personal, and mixed, tangible and intangible) it owns or purports to own, including without limitation the properties reflected in its books and records and in the latest balance sheet of the Company included in the SEC Filings filed prior to the date hereof.

     (p) Neither the Company nor any of its affiliates has retained any financial advisor, broker, agent, or finder or paid or agreed to pay any financial advisor, broker, agent, or finder on account of this Agreement or any transaction contemplated hereby. The Company has retained Hambro Resource Development Incorporated, Rhone Finance S.A. and Epsom Investments Services N.V. to provide certain financial and/or securities placement services, but no such entity is entitled to receive any fee or other compensation in connection with the offer, sale or issuance of the Notes, the Warrants, the securities into which the Notes or Warrants may be converted or the other transactions in connection therewith or contemplated hereby. The Company shall indemnify and hold harmless the Investors from and against any and all losses, claims, damages, and liabilities (including legal and other expenses reasonably incurred in connection with investigating or defending any claims or actions) with respect to any finder's fee, brokerage commission, or similar payment in connection with any transaction contemplated hereby asserted by any person on the basis of any act or statement made or alleged to have been made by the Company or any of its affiliates.

     (q) No statement of the Company contained in any document, certificate, or other writing furnished or to be furnished by the Company pursuant hereto or in connection herewith, contains or will contain, at the time of delivery, any untrue statement of a material fact or omits or will omit, at the time of delivery, to state any material fact necessary in order to make the statements contained therein, in light of the circumstances under which they are made, not misleading. The Company knows of no matter (other than matters of a general economic character not relating solely to the Company or any Subsidiary in any specific manner) which has not been disclosed to the Investors pursuant to this Agreement which materially and adversely affects, or, so far as the Company can now reasonably foresee, will materially and adversely affect, the business, assets, results of operations, condition (financial or otherwise), or prospects of the Company and the Subsidiaries considered as a whole or the ability of the Company to consummate the transactions contemplated hereby.

     SECTION 5.  REPRESENTATIONS AND WARRANTIES OF EACH INVESTOR.  Each Investor
                 -----------------------------------------------
severally (and not jointly or jointly and severally) represents and warrants to the Company as follows:

     (a) Such Investor has the right, power and authority to execute this Agreement and to consummate the transactions contemplated hereunder. Such Investor has full power and authority to execute, deliver, and perform this Agreement and to consummate the transactions contemplated hereby. The execution, delivery, and performance by such Investor of this Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate or partnership action of such Investor. This Agreement has been duly executed and delivered by such Investor and constitutes, and each other agreement, instrument, or document executed or to be executed by such Investor in connection with the transactions contemplated hereby has been, or when executed will be, duly executed and delivered by such Investor and constitutes, or when executed and delivered will constitute, a valid and legally binding obligation of such Investor, enforceable against such Investor in accordance with their respective terms, except that such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws affecting creditors' rights generally and (ii) equitable principles which may limit the availability of certain equitable remedies (such as specific performance) in certain instances.

     (b) Such Investor is acquiring the Notes and the Warrants for its own account for investment and not with a view to distribution, except (i) in an offering covered by a registration statement filed with the Commission under the Securities Act covering the Notes, the Warrants or the shares of Common Stock into which the Notes or Warrants are convertible or (ii) pursuant to an applicable exemption under the Securities Act.

     (c) Such Investor is an "accredited investor", as such term is defined in Regulation D promulgated pursuant to the Securities Act.

     (d) Such Investor understands that the Notes and Warrants (and the shares of Common Stock issued upon conversion of the Notes and the Warrants) will not have been registered pursuant to the Securities Act or any applicable state securities laws, that the Notes and Warrants (and the shares of Common Stock issued upon conversion of the Notes and Warrants) will be characterized as "restricted securities" under federal securities laws, and that under such laws and applicable regulations the Notes and Warrants (and the shares of Common Stock issued upon conversion of the Notes and Warrants) cannot be sold or otherwise disposed of without registration under the Securities Act or an exemption therefrom.

     (e) Neither such Investor nor any of its affiliates has retained any financial advisor, broker, agent, or finder or paid or agreed to pay any financial advisor, broker, agent, or finder on account of this Agreement or any transaction contemplated hereby. Such Investor shall indemnify and hold harmless the Company from and against any and all losses, claims, damages, and liabilities (including legal and other expenses reasonably incurred in connection with investigating or defending any claims or actions) with respect to any finder's fee, brokerage commission, or similar payment in connection with any transaction contemplated hereby asserted by any person on the basis of any act or statement made or alleged to have been made by such Investor or any of its affiliates.

     SECTION 6.  COVENANTS OF THE COMPANY.  The Company covenants and agrees
                 ------------------------
that, so long as either any amount remains unpaid on the Notes or any of the Warrants have not expired and remain unexercised, it will comply with the following provisions:

     (a)  The Company will deliver to each holder of Notes:

          (i) within 55 days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

               A. a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter, and

               B. consolidated statements of income, changes in shareholders' equity and cash flows of the Company and its Subsidiaries, for such quarter,

     setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with generally accepted accounting principles applicable to quarterly financial statements generally, and certified by a senior financial officer of the Company as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments; provided, that delivery within the time period specified above of copies of the Company's Quarterly Report on Form 10-Q (or, if the Company files with the Commission a Form 12b-25 with respect to a particular 10-Q in accordance with the Exchange Act, no later than 15 days after the filing of such Form) prepared in compliance with the requirements therefor and filed with the Commission shall be deemed to satisfy the requirements of this Section 6(a)(i);
                                                         ---------------

          (ii) within 100 days after the end of each fiscal year of the Company, duplicate copies of,

               A. a consolidated balance sheet of the Company and its Subsidiaries, as at the end of such year, and

               B. consolidated statements of income, changes in shareholders' equity and cash flows of the Company and its Subsidiaries, for such year,

     setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with generally accepted accounting principles, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with generally accepted accounting principles, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances; provided, that the delivery within the time period specified above (or, if the Company files with the Commission a Form 12b-25 with respect to a particular 10-K in accordance with the Exchange Act, no later than 15 days after the filing of such Form) of the Company's Annual Report on Form 10-K for such fiscal year, together with the Company's annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act, prepared in accordance with the requirements therefor and filed with the Commission, shall be deemed to satisfy the requirements of this Section 6.1(a)(ii);
                                      ------------------

          (iii) promptly upon their becoming available, one copy of (a) each financial statement, report, notice or proxy statement sent by the Company or any Significant Subsidiary to public securities holders generally, and
     (b) each regular or periodic report, each final registration statement (without exhibits except as expressly requested by such holder), and each final prospectus and all amendments thereto filed by the Company or any Significant Subsidiary with the Commission and of all press releases and other statements made available generally by the Company or any Significant Subsidiary to the public concerning developments that are material;

          (iv) promptly, and in any event within ten days after a Responsible Officer (as defined below) becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder, a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto (as used herein, the terms "RESPONSIBLE OFFICER" shall mean any of the following officers of the Company: the Chairman, the President, the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, and Senior or Executive Vice President and the controller or the chief accounting officer (and any person who performs one of the same functions under a different title));

          (v) promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Company or any Significant Subsidiary from any Governmental Entity relating to any order, ruling, statute or other law or regulation that would reasonably be expected to have a Material Adverse Effect; and

          (vi) with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Significant Subsidiaries or relating to the ability of the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of Notes.

     (b) The Company will and will cause each of its Significant Subsidiaries to comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, except, in the good faith judgment of the Company, where the failure to do so would not, individually or in the aggregate, have a Material Adverse Effect.

     (c) The Company will and will cause each of its Significant Subsidiaries to maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

     (d) The Company will and will cause each of its Significant Subsidiaries to maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times.

     (e) The Company will and will cause each of its Subsidiaries to file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a lien or other encumbrance on properties or assets of the Company or any Subsidiary; provided, that neither the Company nor any Subsidiary need pay any such tax or assessment or claims if the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with generally accepted accounting principles on the books of the Company or such Subsidiary.

     (f) The Company will at all times preserve and keep in full force and effect its corporate existence. The Company will at all times preserve and keep in full force and effect the corporate existence of each of its Significant Subsidiaries (unless merged into the Company or a Subsidiary) and all rights and franchises of the Company and its Significant Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise would not, individually or in the aggregate, have a Material Adverse Effect.

     (g) The Company will use the proceeds derived from the sale of the Notes only for (i) effecting the acquisition of GAIA Technologies, Inc. ("GAIA") and certain affiliated companies of GAIA and (ii) working capital (provided, that in no event shall such proceeds be used to retire any existing indebtedness for borrowed money of the Company).

     (h) The Company will not declare or pay any dividend on any class of its stock or make any payment on account of the purchase, redemption or other retirement of any shares of its stock or of any warrants, options, similar rights to purchase its stock, either directly or indirectly.

     (i) The Company will not, and will not permit any Subsidiaries to (directly or indirectly), make any loans or advances to officers, directors and employees of the Company or any Subsidiary, except that the foregoing shall not apply to such arrangements (i) currently existing and disclosed in writing to the Investors, (ii) as provided for in employment agreements with any such persons in the form of such agreements currently existing, (iii) in connection with the hiring by the Company of any person who is, immediately prior thereto, not in any way affiliated with the Company or (iv) in connection with the relocation of any employee of the Company.

     (j) The Company will not, and will not permit any Significant Subsidiary to, guarantee or otherwise in any way be responsible for obligations of any other person, whether by agreement to purchase the indebtedness of any other person or to purchase any materials, supplies or other property, if the relevant contract or other related document requires that payment for such materials, supplies or other property shall be made regardless of whether delivery of such materials, supplies or other property is ever made, or otherwise; provided, however, that the foregoing shall not be deemed to prohibit (i) the endorsement by the Company or any Significant Subsidiary of negotiable instruments for the purpose of collection in the ordinary course of business and (ii) the Company or any Significant Subsidiary from guaranteeing or otherwise becoming responsible for obligations of the Company or any Subsidiary in connection with the business of the Company or any Significant Subsidiary.

     (k) The Company will not, and will not permit any Significant Subsidiary to, merge or consolidate with any other entity unless the Company or such Significant Subsidiary is the continuing or surviving entity or to sell, lease, transfer or otherwise dispose of all or substantially all of its assets to any person, except that (i) any Significant Subsidiary may merge or consolidate with the Company (provided the Company shall be the continuing or surviving corporation) or with any one or more other Subsidiaries and (ii) any Significant Subsidiary may sell, lease, transfer or otherwise dispose of any of its assets to the Company or another Subsidiary.

     (l) The Company will not, and will not permit any Subsidiary to (directly or indirectly), create, incur, assume or permit to exist any mortgage, lien, pledge, charge, security interest or other encumbrance if, as a result of such mortgage, lien, pledge, security interest or other encumbrance, more than 50% of then aggregate book value of the Consolidated Assets (as defined in Section
                                                                    -------
10(b)) would be subject to a mortgage, lien, pledge, security interest or other
-----
encumbrance.

     (m) The Company will not, and will not permit any to Subsidiary to, acquire equity securities in another entity unless the Company or such Subsidiary acquires all of the equity securities of such entity, except that the foregoing shall not apply (i) when, in the reasonable judgement of the Company, the acquisition of less than all of the equity securities of another entity is necessary in order to facilitate an acquisition which the Company believes is in the best interests of the Company to consummate and (ii) the Company's or a Subsidiary's participation in a joint venture or similar entity that is formed for bona fide business development purposes and which the Company believes is in its best interests.

     (n) The Company will not, and will not permit any Subsidiary to, purchase any shares of stock in the Company of any employee or other stockholder that would prevent the Common Stock to be acquired by the Investors upon conversion of the Notes or exercise of the Warrants from qualifying under Section 1202 of the Internal Revenue Code of 1986, as amended (the "INTERNAL REVENUE CODE"), as qualified small business stock.

     (o) The Company will, upon request of the holders of at least 51% of the aggregate principal amount of the Notes at the time outstanding, take all steps as are necessary to cause a person designated by such holders to become a member of the board of directors of the Company and will thereafter include that person on the list of nominees for the board of directors submitted to the shareholders of the Company in connection with the election of the board of directors. The person so designated shall either be the person that holds the greatest aggregate principal amount of the Notes outstanding at the time outstanding (in this Section, the "LEAD INVESTOR") or a person reasonably acceptable to the Lead Investor. Upon the occurrence of an Event of Default (as defined herein), the Company shall, upon request of the holders of at least 51% of the aggregate principal amount of the Notes at the time outstanding, take all steps as are necessary to cause two additional persons designated by such holders to become members of the board of directors of the Company and will thereafter include such persons on the list of nominees for the board of directors submitted to the shareholders of the Company in connection with the election of the board of directors, which two additional persons may serve as members of the board of directors of the Company only so long as the Event of Default remains uncured or the Notes remain unpaid, whichever first occurs. The Company shall cause the chairman of the board of directors of the Company to meet separately with any Investor-designated member(s) of the board of directors on a quarterly basis in conjunction with, to the extent possible, regular scheduled meetings of the board of directors. The Company agrees that, after July 1, 1996 and upon the request of at least 50% of the aggregate principal amount of the Notes at the time outstanding, it will use its best efforts to obtain and maintain directors' and officers' liability insurance in form, scope and amount reasonably satisfactory to the Company and the such holders. As used in this Agreement, the term "PERSON" shall include an individual, an estate, a corporation, a partnership, a limited liability company, an association, a trust or other entity.

     (p) The Company will not incur, and will not permit any Subsidiary to incur, any additional Debt (as defined below) if, immediately upon the incurrence of such Debt, the ratio of Consolidated Debt (as defined below) to Consolidated Net Worth (as defined below) would be equal to or greater than 1.0 to 1.0. As used in this Section 6(p), the term "CONSOLIDATED DEBT" shall mean,
                         ------------
as of the date of determination, the total of all Debt of the Company and its Subsidiaries outstanding on such date, after eliminating all offsetting debits and credits between the Company and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and its Subsidiaries in accordance with generally accepted accounting principles. As used in this Section 6(p), the term "CONSOLIDATED NET WORTH" shall mean, as of
             ------------
the date of determination, the total assets of the Company and its Subsidiaries which would be shown as assets on a consolidated balance sheet of the Company and its Subsidiaries as of such time prepared in accordance with generally accepted accounting principles, after eliminating all amounts properly attributable to minority interests, if any, in the stock and surplus of Subsidiaries, minus the total liabilities of the Company and its Subsidiaries
              -----
which would be shown on a consolidated balance sheet of the Company and its Subsidiaries as of such time prepared in accordance with generally accepted accounting principles. As used in this Section 6(p), the term "DEBT" shall
                                        ------------
mean, with respect to a particular person, without duplication, (i) its liabilities for borrowed money, (ii) it liabilities for the deferred purchase price of property acquired by such person (including, without limitation, all liabilities created or arising under any conditional sale or other title retention agreement with respect to such property), (iii) the amount of any obligation under a capital lease which would, under generally accepted accounting principles, appear as a liability on the balance sheet of such person, (iv) all liabilities for borrowed money secured by a lien with respect to any property owned by such person (whether or not it has assumed or otherwise become liable for such liabilities) and, (v) accrued but unpaid interest on any of the liabilities of the type described in clauses (i) through (iv) above and
                                            -----------         ----
(vi) any guaranty of such person with respect to the liabilities of the type described in clauses (i) through (v) above, which Debt is senior to or pari
             -----------         ---                                   ----
passu with the Notes, as provided herein.
-----

     (q) The Company will not, and will not permit any Subsidiary to, engage in any transaction with any officer, director or employee of the Company or any Subsidiary (or any entity directly or indirectly controlled by such officer, director or employee) on terms less favorable to the Company or such Subsidiary than would have been obtained in arm's length dealing in the ordinary course of business with an unrelated person.

     (r) The Company will use its best efforts (i) to maintain with responsible insurance carriers key man life insurance coverage in an amount not less than (A) $1,700,000 with respect to Ron Borah and $500,000 with respect to Mike Bonem, (ii) to maintain with responsible insurance carriers key man life insurance coverage in an amount not less than $500,000 with respect to Tim B. Tarrillion and, as promptly as practicable after the Closing, to increase the amount of such coverage to $2,000,000, and (iii) as promptly as practicable after the Closing, to obtain and maintain with responsible insurance carriers, key man life insurance coverage in an amount not less than $500,000 with respect to Judith K. Shields and Donovan W. Boyd, respectively.

     (s) The Company will cause to be delivered to each of the Investors the unaudited consolidated financial statements of the Company and its Subsidiaries for the eight-month period ending August 31, 1995, by no later than October 16, 1995.

     SECTION 7.  CONVERSION OF NOTES.
                 -------------------

     (a)  Each Note shall be convertible in whole or in part (subject to Section
                                                                         -------
7(b) below) at the option of the holder thereof at any time on or after
----
September 22, 1996, into shares of Common Stock (i) on the basis of one share of Common Stock for each dollar of the principal amount of such Note then outstanding (as such principal amount may be adjusted pursuant to the terms of such Note) and (ii) at an exercise price per share of $1.00 (the "EXERCISE PRICE"). The Exercise Price shall be subject to adjustment from time to time as hereinafter provided. Upon conversion, the Company shall make no adjustment on account of dividends on shares of the Common Stock issuable on conversion but shall pay on that portion of the Note surrendered for conversion interest accrued to the date of conversion.

     (b) In order to convert Notes into Common Stock hereunder, the holder thereof must surrender the Note or Notes, duly endorsed to the Company or in blank and accompanied by proper instruments of transfer, together with a completed "EXERCISE AGREEMENT" (as herein called) in the form attached hereto as
Exhibit 7(b), to the Company during normal business hours on any business day at
------------
the Company's principal office in Houston, Texas (or such other office or agency of the Company as it may designate by notice to the Investors). The shares to be issued upon conversion shall be deemed to be issued to the holder thereof or its designee as the record owner of such shares as of the close of business on the date on which the Note shall have been so surrendered and the completed Exercise Agreement delivered. Certificates for the shares so issued, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the holder thereof with a reasonable time, not exceeding ten business days, after the Note shall have been deemed converted. The certificates so delivered shall be in such denominations as may be requested by the holder hereof and shall be registered in the name of said holder or such other name as shall be designated by said holder, subject to compliance with applicable securities laws. If any Note shall have been exercised only in part, then the Company shall, at its expense, at the time of delivery of said certificates, deliver to said holder a new Note or Notes in principal amount equal to the unconverted portion of the Note so converted. The Company shall pay all taxes and other expenses and charges payable in connection with the preparation, execution, and delivery of stock certificates (and any new Notes) pursuant to this Section 7 except that, in case such stock certificates shall be
                 ---------
registered in a name or names other than the holder of the Notes, funds sufficient to pay all stock transfer taxes which shall be payable in connection with the execution and delivery of such stock certificates shall be paid by the holder hereof to the Company at the time of the delivery of such stock certificates by the Company as mentioned above. Notwithstanding anything herein to the contrary, in connection with any conversion of Notes by a holder thereof, such conversion must be either (i) of all such holder's Notes then outstanding or (ii) in two tranches, with the first such tranche constituting not less than 50% of the principal amount of such holder's Notes outstanding at the time of such conversion and the second such tranche constituting the remaining portion of such holder's Notes outstanding at the time of the subsequent conversion.

     (c) If the issuance of any shares required to be reserved for purposes of exercise of the Notes requires registration with or approval of any governmental authority under any federal or state law (other than any registration under the Securities Act or under applicable state securities or blue sky laws) or listing on any national securities exchange, before such shares may be issued upon exercise of a Note, the Company will, at its expense, use its best efforts to cause such shares to be duly registered or approved, or listed on the relevant national securities exchange, as the case may be, at such time, so that such shares may be issued in accordance with the terms hereof.

     (d) The Exercise Price shall be subject to adjustment downward from time to time as provided in this Section 7(d). Upon each adjustment of the Exercise
                         ------------
Price, the holder of a Note shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the largest number of Note Shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Note Shares purchasable hereunder immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment. For purposes of this Section 7(d), the term
                                                     ------------
"CAPITAL STOCK" (v) includes the Common Stock and any additional class of stock of the Company having no preference as to dividends or distributions on liquidation which may be authorized in the future, provided that the shares purchasable pursuant to any Note shall include only shares of Common Stock, or shares resulting from any subdivision or combination of the Common Stock, or in the case of any reorganization, reclassification, consolidation, merger, or sale of the character referred to in Section 7(i), the stock or other securities or
                                ------------
property provided for in said Section, (w) excludes any Capital Stock that may be issued pursuant to currently existing and outstanding written agreements or obligations of the Company to sell or issue Capital Stock as listed in Schedule
                                                                       --------
4(d), (x) excludes any shares of Common Stock or options to acquire Common Stock
----
issued in connection with the Company's proposed acquisition of certain assets of GAIA and certain affiliates of GAIA, (y) excludes any shares of Common Stock that may be issued in connection with an offering currently being conducted by the Company to qualified non-U.S. persons of units of Common Stock, convertible notes of the Company and warrants to purchase Common Stock, including without limitation any Common Stock or other securities, warrants or options issuable to the placement agents or financial advisors of the Company in connection therewith (and excludes any Common Stock that may be issued upon conversion of such notes, warrants or options), and (z) excludes any Common Stock and any additional class of stock of the Company having no preference as to dividends or distributions on liquidation that may be issued pursuant to the exercise of any currently existing or future options to purchase Common Stock (or any such additional class of stock) granted by the Company to its employees.

          (i) If and whenever the Company shall issue or sell any shares of Capital Stock without consideration or for a consideration per share less than the Exercise Price in effect immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, the Exercise Price shall be reduced to a price (calculated to the nearest cent) determined by dividing (x) an amount equal to the sum of (aa) the total number of shares of Capital Stock outstanding immediately prior to such issue or sale multiplied by the then existing Exercise Price, and (bb) the consideration, if any, received by the Company upon such issue or sale, by (y) the total number of shares of Capital Stock outstanding immediately after such issue or sale.

          (ii) For purposes of Section 7(d)(i), the following provisions shall
                                ---------------
     also be applicable:

               (A) In case the Company shall hereafter grant any rights to subscribe for or purchase, or any options for the purchase of, Capital Stock or securities convertible into or exchangeable for Capital Stock (such rights and options being herein called "OPTIONS" and such convertible or exchangeable securities being herein called "CONVERTIBLE SECURITIES"), whether or not such Options or the rights to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Capital Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (as determined in accordance with the following sentence) shall be less than the Exercise Price in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Capital Stock issuable upon the exercise of such Options or upon the conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall (as of the date of granting of such Options) be deemed to be outstanding and to have been issued and sold for such price per share. The price per share for which the Capital Stock is issuable, as provided in the preceding sentence, shall be determined by dividing (x) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such Options, plus, in the case of any such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange of such Convertible Securities, by (y) the total maximum number of shares of Capital Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options. Except as provided in Section 7(d)(ii)(F), no
                                                  -------------------
          further adjustments of the Exercise Price shall be made upon the actual issue of such Capital Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issue of such Capital Stock upon the conversion or exchange of such Convertible Securities.

               (B) In case the Company shall hereafter issue or sell Convertible Securities, whether or not the rights to convert or exchange such Convertible Securities are immediately exercisable, and the price per share for which Capital Stock is issuable upon the conversion or exchange of such Convertible Securities (as determined in accordance with the following sentence) shall be less than the Exercise Price in effect immediately prior to the time of the issue or sale of such Convertible Securities, then the total maximum number of shares of Capital Stock issuable upon the conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued and sold for such price per share, provided that
          (a) except as provided in Section 7(d)(ii)(F), no further adjustments
                                    -------------------
          of the Exercise Price shall be made upon the actual issue of such Capital Stock upon the conversion or exchange of such Convertible Securities, and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustments of the Exercise Price have been or are to be made pursuant to other provisions of this Section 7(d), no further adjustment of the Exercise
                             ------------
          Price shall be made by reason of such issue or sale. The price per share for which the Capital Stock is issuable, as provided in the preceding sentence, shall be determined by dividing (x) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (y) the total maximum number of shares of Capital Stock issuable upon the conversion or exchange of all such Convertible Securities.

               (C) In case at any time the Company shall pay a dividend or make any other distribution upon the Capital Stock payable in Capital Stock, Options or Convertible Securities, any Capital Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued without consideration.

               (D) In case at any time any Capital Stock, Convertible Securities, or Options shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any Capital Stock, Convertible Securities, or Options shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company therefor shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Company, except where such consideration consists of securities, in which case the amount of consideration received by the Company shall be the market price thereof (determined as provided in Section 7(g)) as of the date of
                                             ------------
          receipt, but in each such case without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In computing the market price of a note or other obligation that is not listed or admitted to trading on any securities exchange or quoted in the National Association of Securities Dealers, Inc. Automated Quotation System or reported by the National Quotation Bureau, Inc. or a similar reporting organization, the total consideration to be received by the Company thereunder (including interest) shall be discounted to present value at the prime rate of interest of NationsBank of Texas, N.A. in effect at the time the note or obligation is deemed to have been issued. In case any Capital Stock, Convertible Securities, or Options shall be issued in connection with any merger of another corporation into the Company, the amount of consideration therefor shall be deemed to be the fair value as determined in good faith by the Board of Directors of the Company of such portion of the assets of such merged corporation as the Board shall determine to be attributable to such Capital Stock, Convertible Securities, or Options.

               (E) In case at any time the Company shall take a record of the holders of Capital Stock for the purpose of entitling them (a) to receive a dividend or other distribution payable in Capital Stock, Options or Convertible Securities, or (b) to subscribe for or purchase Capital Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of such Capital Stock, Options or Convertible Securities.

               (F) If the purchase price provided for in any Option referred to in Section 7(d)(ii)(A), or the price at which any Convertible
             -------------------
          Securities referred to
          in Section 7(d)(ii)(A) or Section 7(d)(ii)(B)  are convertible into or
             -------------------    -------------------
          exchangeable for Capital Stock, shall change at any time (whether by reason of provisions designed to protect against dilution or otherwise), the Exercise Price then in effect hereunder shall forthwith be increased or decreased to such Exercise Price as would have obtained had the adjustments made upon the issuance of such Options or Convertible Securities been made upon the basis of (a) the issuance of the number of shares of Capital Stock theretofore actually delivered upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities, and the total consideration received therefor, and (b) the number of shares of Capital Stock to be issued for the consideration, if any, received by the Company therefor and to be received on the basis of such changed price.

               (G) If any adjustment has been made in the Exercise Price because of the issuance of Options or Convertible Securities and if any of such Options or rights to convert or exchange such Convertible Securities expire or otherwise terminate, then the Exercise Price shall be readjusted to eliminate the adjustments previously made in connection with the Options or rights to convert or exchange Convertible Securities which have expired or terminated.

               (H) The number of shares of Capital Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Capital Stock.

     (e) In case at any time the Company shall subdivide the outstanding shares of Capital Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Capital Stock shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased. An adjustment made pursuant to this Section 7(e) shall become effective immediately after the
                 ------------
effective date of such subdivision or combination.

     (f) In case at any time the Company shall pay a dividend or make a distribution to all holders of Capital Stock, as such, of shares of its stock, evidences of its indebtedness, assets, or rights, options, or warrants to subscribe for or purchase such shares, evidences of indebtedness, or assets, other than (i) a dividend or distribution payable in Capital Stock, Options, or Convertible Securities or (ii) a dividend or distribution payable in cash out of earnings or earned surplus, then in each such case the Exercise Price shall be adjusted so that the same shall equal the price determined by multiplying the Exercise Price in effect immediately prior to the record date mentioned below by a fraction, the numerator of which shall be the total number of shares of Capital Stock outstanding on such record date multiplied by the market price per share of Capital Stock (determined as provided in Section 7(g)) on such record
                                                  ------------
date, less the fair market value (as determined in good faith by the Board of Directors of the Company) as of such record date of such shares of stock, evidences of indebtedness, assets, or rights, options, or warrants so paid or distributed, and the denominator of which shall be the total number of shares of Capital Stock outstanding on such record date multiplied by the market price per share of Capital Stock (determined as provided in Section 7(g)) on such record
                                                  ------------
date.  Such adjustment shall be made
whenever such dividend is paid or such distribution is made and shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution.

     (g)  For the purpose of any computation under Section 7(d) or 7(f), the
                                                   ------------    ----
market price of the security in question on any day shall be deemed to be the average of the last reported sale prices for the security for the 20 consecutive Trading Days (as defined below) commencing 30 Trading Days before the day in question. The last reported sale price for each day shall be (i) the last reported sale price of the security on the National Market of the National Association of Securities Dealers, Inc. Automated Quotation System, or any similar system of automated dissemination of quotations of securities prices then in common use, if so quoted, or (ii) if not quoted as described in clause
                                                                        ------
(i) above, the mean between the high bid and low asked quotations for the
---
security as reported by the National Quotation Bureau, Inc. if at least two securities dealers have inserted both bid and asked quotations for such security on at least 10 of such 20 consecutive Trading Days, or (iii) if the security is listed or admitted for trading on any national securities exchange, the last sale price, or the closing bid price if no sale occurred, of such class of security on the principal securities exchange on which such class of security is listed or admitted to trading. If the security is quoted on a national securities or central market system, in lieu of a market or quotation system described above, the last reported sale price shall be determined in the manner set forth in clause (ii) of the preceding sentence if bid and asked quotations
             -----------
are reported but actual transactions are not, and in the manner set forth in clause (iii) of the preceding sentence if actual transactions are reported.  If
------------
none of the conditions set forth above is met, the last reported sale price of the security on any day or the average of such last reported sale prices for any period shall be the fair market value of such security as determined by a member firm of the New York Stock Exchange, Inc. selected by the Company. The term "TRADING DAYS", as used herein, means (i) if the security is quoted on the National Market of the National Association of Security Dealers, Inc. Automated Quotation System, or any similar system of automated dissemination of quotations of securities prices, days on which trades may be made on such system or (ii) if the security is listed or admitted for trading on any national securities exchange, days on which such national securities exchange is open for business.

     (h)  In any case in which this Section 7 requires that a downward
                                    ---------
adjustment of the Exercise Price shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event issuing to the holder of a Note exercised after such record date and before the occurrence of such event the additional Shares issuable upon such exercise by reason of the adjustment required by such event over and above the Shares issuable upon such exercise before giving effect to such adjustment.

     (i) If any capital reorganization of the Company, or any reclassification of the Capital Stock, or any consolidation or merger of the Company with or into another corporation or entity, or any sale of all or substantially all the assets of the Company to another corporation or entity, shall be effected in such a way that the holders of Common Stock (or any other securities of the Company then issuable upon the exercise of a Note) shall be entitled to receive stock or other securities or property (including cash) with respect to or in exchange for Common Stock (or such other securities), then, as a condition of such reorganization, reclassification, consolidation, merger, or sale, lawful and adequate provision shall be made whereby the holder of a Note shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in such Note, and in lieu of the shares of Common Stock (or such other securities) immediately theretofore purchasable and receivable upon the exercise hereof, such stock or other securities or property (including cash) as may be issuable or payable with respect to or in exchange for a number of outstanding shares of Common Stock (or such other securities) equal to the number of shares of Common Stock (or such other securities) immediately theretofore purchasable and receivable upon the exercise of such Note, had such reorganization, reclassification, consolidation, merger, or sale not taken place. In any such case appropriate provision shall be made with respect to the rights and interests of the holder of each Note to the end that the provisions hereof (including, without limitation, the provisions for adjustments of the Exercise Price and of the number of Shares purchasable upon exercise hereof) shall thereafter be applicable, as nearly as reasonably may be, in relation to the stock or other securities or property thereafter deliverable upon the exercise hereof (including an immediate adjustment of the Exercise Price if by reason of or in connection with such consolidation, merger, or sale any securities are issued or event occurs which would, under the terms hereof, require an adjustment of the Exercise Price). In the event of a consolidation or merger of the Company with or into another corporation or entity as a result of which a greater or lesser number of shares of common stock of the surviving corporation or entity are issuable to holders of Capital Stock in respect of the number of shares of Capital Stock outstanding immediately prior to such consolidation or merger, then the Exercise Price in effect immediately prior to such consolidation or merger shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Capital Stock. The Company shall not effect any such consolidation, merger, or sale unless prior to or simultaneously with the consummation thereof the successor corporation or entity (if other than the Company) resulting from such consolidation or merger or the corporation or entity purchasing such assets and any other corporation or entity the shares of stock or other securities or property of which are receivable thereupon by the holder of a Note shall expressly assume, by written instrument executed and delivered (and reasonably satisfactory in form) to the holder of each Note, (i) the obligation to deliver to such holder such stock or other securities or property as, in accordance with the foregoing provisions, such holder may be entitled to purchase and (ii) all other obligations of the Company under this Section 7.
                                            ---------

     (j) No fractional shares of Common Stock are to be issued upon the exercise of a Note, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the current market value of a share of Common Stock, which current market value shall be the last reported sale price (determined as provided in Section 7(g)) on the Trading Day immediately preceding the date of
            ------------
the exercise.

     (k) Upon the occurrence of any event which requires any adjustment of the Exercise Price, then and in each such case the Company shall give notice thereof to the holder of each Note, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon exercise, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

     (l) If any event occurs as to which, in the good faith judgment of the Board of Directors of the Company, the other provisions of this Section 7 are
                                                                ---------
not strictly applicable or if strictly applicable would not fairly protect the exercise rights of the holder of a Note in accordance with the essential intent and principles of such provisions, then the Board of Directors of the Company shall appoint the Company's regular independent auditors or another firm of independent public accountants of recognized national standing who are satisfactory to the holders of the Notes which shall give their opinion upon the adjustment, if any, on a basis consistent with such essential intent and principles, necessary to preserve, without dilution, the rights of the holders of the Notes. Upon receipt of such opinion, the Board of Directors of the Company shall forthwith make the adjustments described therein; provided that no such adjustment shall have the effect of increasing the Exercise Price as otherwise determined pursuant to this Section 7.
                                         ---------

     SECTION 8.  REGISTRATION RIGHTS.
                 -------------------

     (a) When used in this Section, the following terms shall have the respective meanings assigned to them in this subsection (a) or in the sections,
                                             --------------
subsections or other subdivisions or other documents referred to below:

     "COMMISSION" shall mean the Securities and Exchange Commission (or any successor body thereto).

     "DEMAND REGISTRATION" shall have the meaning assigned to it in Section
                                                                    -------
8(b).

     "HOLDER" shall mean any Person that holds Registrable Securities.

     "LOCKUP PERIOD" shall mean the one-year period following the Closing Date.

     "PERSON" shall mean any individual, corporation, partnership, joint venture, limited partnership, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "PIGGYBACK REGISTRATION" shall have the meaning assigned to it in Section
                                                                       -------
8(c).
----

     "REGISTRABLE SECURITIES" shall mean (i) the shares of Common Stock issuable upon conversion of the Notes, (ii) the shares of Common Stock issuable under the terms of the Warrants and (iii) any securities issued or issuable with respect to the foregoing shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

     "REGISTRATION EXPENSES" shall mean (i) all expenses incident to the Company's performance of or compliance with the registration rights granted hereunder, including (without limitation) all registration and filing fees, fees and expenses of compliance with securities and blue sky laws, printing and engraving expenses, messenger, telephone and delivery expenses, and fees and disbursements of counsel for the Company, all independent certified public accountants and underwriters (excluding discounts and commissions) and (ii) in connection with each registration hereunder, the reasonable fees and disbursements of no more than one counsel chosen by the holders of a majority of the Registrable Securities included in such registration in an amount not to exceed $10,000; provided, that Registration Expenses shall not include any Selling Expenses.

     "REGISTRATION REQUEST" shall have the meaning assigned to it in Section
                                                                     -------
8(b).
----

     "REGISTRATION RIGHTS EXPIRATION POINT" shall mean the expiration of a five-year period commencing as of the Closing Date.

     "SELLING EXPENSES" shall mean underwriting discounts or commissions and any selling commissions attributable to sales of Registrable Securities.

     (b) If, on or after the Lockup Period but prior to the Registration Rights Expiration Point and provided that at least one year has elapsed since the most recent Registration Request (as defined below), Holders of more than 33.33% of the Registrable Securities not theretofore registered pursuant to this Section 8
                                                                       ---------
request in writing that the Company register under the Securities Act at least 25% of the Registrable Securities not theretofore registered pursuant to this
Section 8 (a "REGISTRATION REQUEST"), the Company shall promptly give written
---------
notice of such Registration Request to all holders of Registrable Securities, Notes and Warrants, and will, as expeditiously as possible, use its best efforts to effect the registration under the Securities Act of (i) the Registrable Securities which the Company has been requested to register for disposition in accordance with the intended method of disposition described in the Registration Request and (ii) the Registrable Securities of any Holder that elects to join in the Registration Request within 20 days after receipt of the above written notice from the Company. The Company may include in any such registration (x) similar securities held by other parties with registration rights and (y) similar securities that the Company desires to register; provided, that in connection with an underwritten offering, such additional similar securities shall be reduced to a number, if any, that in the reasonable opinion of the managing underwriters of such offering would not adversely affect the marketability or offering price of the Registrable Securities to be included in such offering. Notwithstanding anything herein to the contrary, any registration requested pursuant to this Section 8(b) (a "DEMAND REGISTRATION")
                                        ------------
will not be deemed to have been effected unless it has become effective and remained effective no less than 180 days; provided, further, that any such registration which does not become effective after the Company has filed a registration statement in accordance with the provisions of this Section 8(b)
                                                                 ------------
solely by reason of the refusal to proceed of the Holder or Holders that have made or joined in the Registration Request, including failure to comply with the provisions of this Agreement (other than any refusal to proceed based upon the advice of counsel to such Holder or Holders that the registration statement, or the prospectus contained therein, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, or that such registration statement or such prospectus, or the distribution contemplated thereby, otherwise violates or would, if such distribution using such prospectus took place, violate any applicable state or federal securities law) shall be deemed to have been effected by the Company at the request of such Holder or Holders.

     (c) If, on or after the Lockup Period but prior to the Registration Rights Expiration Point, the Company proposes to register any of its securities under the Securities Act other than (i) under employee compensation or benefit programs, (ii) an exchange offer or an offering of securities solely to the existing stockholders or employees of the Company and (iii) any registration conducted solely in connection with a proposed acquisition by the Company or any of its Subsidiaries, and the registration form to be used may be used for the registration of Registrable Securities, the Company will give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and will include in such registration all

Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company's notice (a "PIGGYBACK REGISTRATION"). The Company shall use its best efforts to cause the managing underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in the registration statement (or registration statements) for such offering to be included therein on the same terms and conditions as any similar securities of the Company included therein. Notwithstanding the foregoing, if the Company gives notice of such a proposed registration, the total number of Registrable Securities which shall be included in such registration shall be reduced pro rata to such number, if any, as in the reasonable opinion of the managing underwriters of such offering would not adversely affect the marketability or offering price of all of the securities proposed to be offered by the Company in such offering; provided however, that (A) if such Piggyback Registration is incident to a primary registration on behalf of the Company, and to the extent not prohibited by any registration rights agreements existing as of the date hereof, the securities to be included in the registration statement (or registration statements) for any person other than the Holders and the Company shall be first reduced prior to any such pro rata reduction, and (B) if such Piggyback Registration is incident to a secondary registration on behalf of holders of securities of the Company, the securities to be included in the registration statement (or registration statements) for any person not exercising "demand" registration rights other than the Holders shall be first reduced prior to any such pro rata reduction.

     (d) In connection with any request that any Registrable Securities be registered pursuant to Section 8(b) or Section 8(c), the Company will use its
                       ------------    ------------
best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

          (i) prepare and file with the Commission a registration statement on the appropriate form with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided, that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel, if any, selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed) (provided, however, that in connection with a Demand Registration, the Company shall be deemed to have met its obligations under this paragraph (i) so long as it files a registration statement within six
          -------------
     months of a Registration Request);

          (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than six months or such shorter period which will terminate when Registrable Securities covered by such registration statement have been sold (but not before the expiration of the applicable prospectus delivery period) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

          (iii) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including, without limitation, each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

          (iv) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions within the United States as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to qualify generally to do business or subject itself to any general service of process in any jurisdiction where it is otherwise not then so subject);

          (v) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company becomes aware which requires the making of any change in the prospectus included in such registration statement so that such document will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

          (vi) use its best efforts to cause all such Registrable Securities to be listed on each securities exchange or exchanges, automated quotation system or over-the-counter market upon which securities of the Company of the same class are then listed;

          (vii) enter into such customary agreements (including, without limitation, underwriting agreements in customary form, substance, and scope) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

          (viii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders an earnings statement no later than 90 days after the end of the 12 month period beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

          (ix) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the disqualification of any common stock included in such registration statement for sale in any jurisdiction, the Company will use its best efforts promptly to obtain the withdrawal of such order; and

          (x) use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities.

     (e) The Company shall pay all Registration Expenses in connection (i) the first two Demand Registrations and (ii) each registration effected pursuant to
Section 8(c) and, in any event, shall pay its internal expenses (including,
------------
without limitation, all salaries and expenses of its officers and employees performing legal and accounting duties, but subject to the last sentence of this subsection (e)), the expense of any annual audit and the fees and expenses
--------------
incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed. All Registration Expenses in connection with a Demand Registration other than the first two Demand Registrations shall be borne by the seller or sellers of Registrable Securities pro rata based upon the number of Registrable Securities included in such registration. All Selling Expenses incurred in connection with a registration effected pursuant to the terms hereof shall be borne by the seller or sellers of Registrable Securities pro rata based upon the number of Registrable Securities included in such registration. Notwithstanding the foregoing, however, if, in connection with any Demand Registration effected other than the first two Demand Registrations, the Company in good faith determines it is necessary to hire or engage additional temporary employees or consultants in connection with the preparation and consummation of such registration, the reasonable fees, costs and expenses of such employees or consultants incurred by the Company shall be borne by the seller or sellers of Registrable Securities pro rata based upon the number of Registrable Securities included in such registration.

     (f) The Company shall indemnify and hold harmless, with respect to any registration statement filed by it, to the full extent permitted by law, each holder of Registrable Securities covered by such registration statement, and each other Person, if any, who controls such holder within the meaning of
Section 15 of the Securities Act (collectively, "HOLDER INDEMNIFIED PARTIES") against all losses, claims, damages, liabilities and expenses, joint or several to which any such Holder Indemnified Party may become subject under the Securities Act, the Exchange Act, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement in which such Registrable Securities were included as contemplated hereby or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus, together with the documents incorporated by reference therein (as amended or supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action of or inaction by the Company in connection with any such registration; and in each such case, the Company shall reimburse each such Holder Indemnified Party for any reasonable legal or other expenses incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability, expense, action or proceeding; provided, however, that the Company shall not be liable to any such Holder Indemnified Party in any such case to the extent, that any such loss, claim, damage, liability or expense (or action or proceeding, whether commenced or threatened, in respect thereof) arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment thereof or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of any such Holder Indemnified Party for use in the preparation thereof. Such indemnity and reimbursement of expenses and other obligations shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder Indemnified Parties and shall survive the transfer of such securities by such Holder Indemnified Parties.

     (g) Each holder of Registrable Securities participating in any registration hereunder shall severally (and not jointly or jointly and severally) indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees and agents, and each Person who controls the Company (within the meaning of Section 15 of the Securities Act) (collectively, "COMPANY INDEMNIFIED PARTIES") against all losses, claims, damages, liabilities and expenses to which any Company Indemnified Party may become subject under the Securities Act, the Exchange Act, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) are caused by (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement in which such holder's Registrable Securities were included or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus, together with the documents incorporated by reference therein (as amended or supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading to the extent in the cases described in clauses (i)
                                                                  -----------
and (ii), that such untrue statement or omission was furnished in writing by
    ----
such holder for use in the preparation thereof, or (iii) any violation by such holder of any federal, state or common law rule or regulation applicable to such holder and relating to action of or inaction by such holder in connection with any such registration. Such indemnity obligation shall remain in full force and effect regardless of any investigation made by or on behalf of the Company Indemnified Parties (except as provided above) and shall survive the transfer of such securities by such holder.

     (h)  Promptly after receipt by an indemnified party under Section 8(f)  or
                                                               -------------
Section 8(g) of written notice of the commencement of any action, suit,
------------
proceeding, investigation or threat thereof made in writing with respect to which a claim for indemnification may be made pursuant to this Section 8, such
                                                               ---------
indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the indemnifying party of the threat or commencement thereof; provided, however, that the failure to so notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. If any such claim or action referred to under
Section 8(f) or Section 8(g) is brought against any indemnified party and it
------------    ------------
then notifies the indemnifying party of the threat or commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. After notice from the indemnifying party to such indemnified party of its election so to assume the defense of any such claim or action, the indemnifying party shall not be liable to such indemnified party under this
Section 8 for any legal expenses of counsel or any other expenses subsequently
---------
incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation unless the indemnifying party has failed to assume the defense of such claim or action or to employ counsel reasonably satisfactory to such indemnified party. Under no circumstances will the indemnifying party be obligated to pay the fees and expenses of more than one law firm for all indemnified parties. The indemnifying party shall not be required to indemnify the indemnified party with respect to any amounts paid in settlement of any action, proceeding or investigation entered into without the written consent of the indemnifying party, which consent shall not be unreasonably withheld. No indemnifying party shall consent to the entry of any judgment or enter into any settlement without the consent of the indemnified party unless (i) such judgment or settlement does not impose any obligation or liability upon the indemnified party other than the execution, delivery or approval thereof, and (ii) such judgment or settlement includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a full release and discharge from all liability in respect of such claim for all persons that may be entitled to or obligated to provide indemnification or contribution under this Section 8.
                                           ---------

     (i) Indemnification similar to that specified in the preceding subsections of this Section 8 (with appropriate modifications) shall be given by the Company
        ---------
and each seller of Registrable Securities with respect to any required registration or qualification of securities under any state securities or blue sky laws.

     (j)  If the indemnification provided for in this Section 8 is unavailable
                                                      ---------
to or insufficient to hold harmless an indemnified party under Section 8(f) or
                                                               ------------
Section 8(g), then each indemnifying party shall contribute to the amount paid
------------
or payable by such indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) referred to in Section 8(f) or Section 8(g) in such proportion as is appropriate to
      ------------    ------------
reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other in connection with the statements, omissions, actions or inactions which resulted in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party, any action or inaction by any such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement, omission, action or inaction. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) pursuant to this Section 8(j) shall be deemed to include, without
        ------------
limitation, any reasonable legal or other expenses incurred by such indemnified party in connection with investigating or defending any such action or claim (which shall be limited as provided in Section 8(h) if the indemnifying party
                                       ------------
has assumed the defense of any such action in accordance with the provisions thereof) which is the subject of this Section 8(j). No person guilty of
                                      ------------
fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Promptly after receipt by an indemnified party under this Section 8(j) of written notice of the commencement
                             ------------
of any action, suit, proceeding, investigation or threat thereof made in writing with respect to which a claim for contribution may be made against an indemnifying party under this Section 8(j), such indemnified party shall, if a
                              ------------
claim for contribution in respect thereof is to be made against an indemnifying party, give written notice to the indemnifying party in writing of the commencement thereof (if the notice specified in Section 8(h) has not been given
                                                 ------------
with respect to such action); provided, however, that the failure to so notify the indemnifying party shall not relieve it from any obligation to provide contribution which it may have to any indemnified party under this Section 8
                                                                   ---------
except to the extent that the indemnifying party is actually prejudiced by the failure to give notice. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation or by any other method of allocation which does not take account the equitable considerations referred to in the immediately preceding paragraph. If indemnification is available under this Section 8, the indemnifying parties
                                        ---------
shall indemnify each indemnified party to the fullest extent provided in Sections 8(f) and (g), without regard to the relative fault of said indemnifying
-------------     ---
party or any other equitable consideration provided for in this paragraph. The provisions of this paragraph shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract, shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified party, and shall survive the transfer of securities by any such party. In connection with any underwritten offering contemplated by this Agreement which includes Registrable Securities, the Company and all sellers of Registrable Securities included in any registration statement shall agree to customary provisions for indemnification and contribution (consistent with the other provisions of this
Section 8) in respect of losses, claims, damages, liabilities and expenses of
---------
the underwriters of such offering.

     (k)  If any registration effected pursuant to Section 8(b) is an
                                                   ------------
underwritten offering, or a best efforts underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering shall be mutually agreed upon by the Company and the holders of a majority of the Registrable Securities to be included in such offering. If any Piggyback Registration is an underwritten offering, the Company shall have the right to select the investment banker or investment bankers and manager or managers to administer the offering; provided, that such investment bankers and managers must be reasonably satisfactory to the holders of a majority of the Registrable Securities to be registered in such Piggyback Registration, if any Person (other than the Company) has the right, in the case of an underwritten secondary offering, to select the same.

     (l) The Company covenants to each Holder that, to the extent that the Company shall be required to do so under the Exchange Act, the Company shall (i) timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including, but not limited to, the reports under Section 13 and 15(d) of the Exchange Act referred to in subparagraph (c)

(1) of Rule 144 adopted by the Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder, and (ii) take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

     (m) From and after the date of this Agreement, the Company will not enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

     (n)  Each Holder agrees as follows:

          (i) If any Registrable Securities are included in a registration statement, the holder thereof will not (until further notice) effect sales thereof after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update a registration statement or prospectus; provided that the obligations of the Company with respect to maintaining any registration statement current and effective shall be extended by a period of days equal to the period said suspension is in effect.

          (ii) If any Registrable Securities are being registered in any registration pursuant to this Agreement, the holder thereof will comply with all anti-stabilization, manipulation and similar provisions of Section 10 of the Exchange Act, as amended, and any rules promulgated thereunder by the Commission and, at the request of the Company, will execute and deliver to the Company and to any underwriter participating in such offering, an appropriate agreement to such effect.

          (iii) At the end of any period during which the Company is obligated to keep a registration statement current and effective as described herein, the holders of Registrable Securities included in the registration statement shall discontinue sales thereof pursuant to such registration statement.

          (iv) If any Registrable Securities are included in a registration statement, the holder thereof will (A) furnish to the Company in writing such information as is reasonably requested by the Company for use in the registration statement (or any prospectus included therein), (B) complete and execute all customary questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required by an underwriter relating to the terms of the underwriting agreements and (C) only sell such Registrable Securities on the basis provided in any such underwriting agreements.

     (o)  In connection with its obligations under this Section 8, the Company
                                                       ---------
shall have no obligation (i) to assist or cooperate in the offering or disposition of the Registrable Securities or (ii) to obtain a commitment from an underwriter relative to the sale of the Registrable Securities.

     SECTION 9.  SUBORDINATION.
                 -------------

     (a) As used herein, the term "SENIOR INDEBTEDNESS" shall mean (i) the principal of, and premium if any, and interest on all indebtedness of the Company hereafter created for money borrowed by the Company in connection with the acquisition of properties or assets or for money borrowed by a Subsidiary in connection with the acquisition of properties or assets and guaranteed by the Company, (ii) the principal of, and premium, if any, and interest on all indebtedness hereafter created secured by a lien or other charge upon property or assets owned by the Company, even though the Company has not assumed or become liable for the payment of such indebtedness, (iii) the principal of, and premium if any, and interest on all indebtedness which has been or is created or arising under any conditional sale or other title retention agreement with respect to property acquired by the Company, notwithstanding the fact that the rights and remedies of the seller, lender or lessor under such agreement in the event of default are limited to repossession or sale of such property and (iv) the obligations of the Company, if any, to deposit certain monies currently referred to as the "Euro Scotia Principal Payments" into a special account and to hold and pay the funds in such account, if any, to certain holders of notes proposed to be issued by the Company in connection with its current offering (the "EUROPEAN OFFERING") of certain "Units" outside the United States of America, as described in that certain Memorandum, dated September 1, 1995, as the same may be amended or supplemented from time to time. As used herein, Senior Indebtedness shall not include indebtedness of the Company for borrowed money which is created or evidenced by an instrument by the terms of which such indebtedness is made to rank either pari passu or junior in right of payment to
                                    ----------
the payment in full of the principal of and interest on the Notes other than the obligations of the Company described in clause (iv) of the preceding sentence.
                                        -----------
It is expressly agreed (and the Company shall take steps reasonably satisfactory to the Investors to evidence such agreement) (A) that the Notes shall rank pari
                                                                           ----
passu with the convertible notes to be issued by the Company in connection with
-----
the European Offering (exclusive of the obligations of the Company as described in clause (iv) of the first sentence of this Section 9(a)) and (B) that all
   -----------                               ------------
indebtedness of the Company for borrowed money that is neither Senior Indebtedness nor the convertible notes referenced in clause (A) above shall rank
                                                     ----------
junior in right of payment to the payment in full of the principal of and interest on the Notes.

     (b) Notwithstanding anything herein or in any Note to the contrary, the indebtedness evidenced by the Notes shall be subordinated and junior to the extent set forth below:

          (i) No payment on account of the principal of or interest on any of the Notes shall be made, and no holder of a Note shall be entitled to receive any such payment (A) unless full payment for amounts then due for principal and interest on Senior Indebtedness has been made or provided for in money or money's worth or (ii) if, at the time of such payment or immediately after giving effect thereto there shall exist under any Senior Indebtedness or any agreement pursuant to which any Senior Indebtedness is issued any default or any condition, event or act which, with notice or lapse of time, or both, would constitute a default.

          (ii) In the event of any insolvency or bankruptcy proceedings, and any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relative to the Company or to its creditors, as such, or to its property, or in the event of any proceedings for voluntary liquidation, dissolution, or other winding up of the Company, whether or not involving bankruptcy or insolvency, the holders of Senior Indebtedness shall be entitled to receive payment in full of all principal, premium, if any, and interest on all Senior Indebtedness before any holder of any Note is entitled to receive any payment on account of principal or interest upon such Note.

          (iii) In the event that the Notes are declared or become due and payable because of the occurrence of any Event of Default (as defined herein) under circumstances when Section 9(b)(i) shall not be applicable,
                                      ---------------
     the holders of the Notes shall be entitled to payments only after the Senior Indebtedness outstanding at the time the Notes shall become so due and payable shall have been paid in full or such payment shall have been provided for in a manner satisfactory to the holders of the Senior Indebtedness.

          (iv) In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company, whether in cash, property or securities (other than shares of stock of the Company as reorganized or readjusted or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated to the payment of all Senior Indebtedness which may at the time be outstanding), shall be received by the holders of the Notes before all Senior Indebtedness is paid in full, or provision made for its payment, such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of the Senior Indebtedness.

     (c) Upon payment in full of the Senior Indebtedness, the holders of the Notes shall be subrogated to the rights of the holders of the Senior Indebtedness to receive payments or distributions of any kind or character, which may be payable or deliverable to the holders of the Senior Indebtedness (but shall not include any right to a pledge of, lien on, security interest in or other hypothecation or interest in any asset of the Company that may have been granted to or held by or in favor of the holders of any Senior Indebtedness), until the principal of, and interest on, the Notes shall be paid in full and no such payments or distributions to the holders of the Senior Indebtedness shall, as between the Company, its creditors other than the holders of the Senior Indebtedness, and the holders of the Notes, be deemed to be a payment by the Company to the holders of or on account of the Notes.

     (d) Subject to the rights under this Section of the holders of the Senior Indebtedness to receive cash, property, stock or obligations otherwise payable or deliverable to the holders of the Notes, nothing herein shall either impair, as between the Company and the holder of any Note, the obligation of the Company, which is unconditional and absolute, to pay to the holder thereof the principal and interest thereon in accordance with its terms and the provisions of this Agreement or prevent the holders of the Notes from exercising all remedies otherwise permitted by applicable law or hereunder upon default hereunder or under the Notes.

     SECTION 10.   PUT RIGHT.
                   ---------

     (a) Upon the occurrence of a Significant Event (as defined below), each holder of a Note shall have the option to sell such Note to the Company for cash at the Agreed Value (as defined below), and if such option is so exercised pursuant to the terms hereof, the Company shall be obligated to purchase such Note from the holder thereof for cash at the Agreed Value and to pay to such holder all accrued and unpaid interest on such Note up through and including the date of purchase. To effectuate the foregoing, the Company shall give notice of a Significant Event to each holder of a Note (the "EVENT NOTICE") no later than five business days after the occurrence of such Significant Event. Each holder of a Note shall thereupon have 30 days from the receipt of an Event Notice to notify the Company whether it elects to exercise its option under this Section. Failure of a holder of a Note to give notice to the Company within the aforementioned thirty-day period shall be deemed an election on the part of such holder not to exercise its option. If a holder of a Note gives timely notice to the Company of its election to exercise its option under this Section, such holder and the Company shall consummate the sale at a time and place mutually agreed upon in good faith by the parties, but in any event within ten business days after receipt by the Company of the notice from the holder of its election to exercise its option. At the closing of any sale under this Section, the holder of the Note being sold shall surrender such Note together with a duly executed instrument of assignment and the Company shall deliver a certified or cashier's check made payable to such holder (or such other person as such holder may designate) in the amount of the Agreed Value plus all accrued and unpaid interest on such Note up through and including the date of closing.

     (b) As used in this Section, the following terms shall have the respective meanings assigned to them below:

     "AGREED VALUE" shall mean, when used with respect to a Note, (i) if the Significant Event occurs during the First Period, the outstanding principal amount of the Note on the date of purchase times 110%; (ii) if the Significant Event occurs during the Second Period, the outstanding principal amount of the Note on the date of purchase times 108%; and (iii) if the Significant Event occurs during the Third Period, the outstanding principal amount of the Note on the date of purchase times 106%.

     "CONSOLIDATED ASSETS" shall mean the total assets of the Company and its Subsidiaries which would be shown as assets on a consolidated balance sheet of the Company and its Subsidiaries prepared in accordance with generally accepted accounting principles.

     "DISPOSITION VALUE" shall mean, when used with respect to a property, the book value of such property.

     "FIRST PERIOD" shall mean the period commencing the Closing Date and ending three years thereafter.

     "SECOND PERIOD" shall mean the period commencing immediately after the expiration of the First Period and ending one year thereafter.

     "SIGNIFICANT EVENT" shall mean any of the following: (i) if any person or persons acting in concert, together with affiliates, shall in the aggregate, directly or indirectly, control or own (beneficially or otherwise) more than 50% of the outstanding shares of capital stock of the Company that are then entitled to vote for the election of directors of the Company, (ii) the engagement, to any substantial extent, by the Company and its Subsidiaries in any business other than the acquisition, development, manufacture, marketing and/or sale of innovative technologies, products and services to the environmental, natural resource and related industries and businesses reasonably related thereto or in furtherance thereof (provided, however, that the engagement by the Company, to any substantial extent, in any other business shall not constitute a Significant Event if such engagement is voted for or ratified at a board meeting or by written consent by any member of the Company's board of directors, if any, who is designated to serve as a director by the holders of the Notes pursuant to Section 6(o)) ; and
                                                            ------------
(iii) the sale or other disposition of a Substantial Portion (as defined below) of the Consolidated Assets (as defined below).

     "SUBSTANTIAL PORTION" shall mean, with respect to any sale or other
     ---------------------
disposition of property, any portion of property of the Company and its Subsidiaries, if the Disposition Value (as defined below) of such property, when added to the Disposition Value of all other property of the Company and its Subsidiaries that was sold or otherwise disposed of during any fiscal year exceeds an amount equal to 50% of Consolidated Assets determined as of the end of the then most recently ended fiscal year of the Company.

     "THIRD PERIOD" shall mean the period commencing immediately after the expiration of the Second Period and ending one year thereafter.

     SECTION 11.   EVENTS OF DEFAULT.
                   -----------------

     (a) An "EVENT OF DEFAULT" shall exist if any of the following conditions or events shall occur and be continuing:

          (i) the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable (subject, however, to the terms of the fourth paragraph of the Note); or

          (ii) the Company or any Subsidiary defaults (as principal or guarantor or surety) either in the payment of the principal of, premium, if any, or interest on any indebtedness for money borrowed (other than the Notes) or with respect to any of the provisions of any evidence of indebtedness for money borrowed (other than the Notes) or which represent a purchase money obligation, or any agreement relating to either thereof, and such default shall continue and remain unwaived by the lender for more than the period of grace, if any, therein specified; or

          (iii) the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in Section
                                                                -------
     11(a)(i)) and such default is not remedied within 30 days after the earlier of (A) a Responsible Officer obtaining actual knowledge of such default and
     (B) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a "notice of default" and to refer specifically to this Section 11(a)(iii)); or
                                       ------------------

          (iv) any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in this Agreement or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

          (v) the Company or any Subsidiary (A) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (B) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (C) makes a general assignment for the benefit of its creditors, (D) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (E) is adjudicated as insolvent or to be liquidated, or (F) takes corporate action for the purpose of any of the foregoing; or

          (vi) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Company or any of its Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any of its Subsidiaries, or any such petition shall be filed against the Company or any of its Subsidiaries and such petition shall not be dismissed within 60 days; or

          (vii) a final judgment or judgments for the payment of money aggregating in excess of $100,000 are rendered against one or more of the Company and its Subsidiaries and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay.

     (b)  Upon the occurrence of an Event of Default described in either clause
                                                                        ------
(v) or clause (vi) of Section 11(a), all of the Notes shall automatically become
---    -----------    -------------
due and payable. Upon the occurrence of the Event of Default described in clause (i) of Section 11(a), any holder of a Note may declare during the time of
----------    -------------
its continuance, by written notice to the Company, that such Note is immediately due and payable. Upon the occurrence of an Event of Default other than one described in the two sentences immediately preceding, the holders of at least 66 2/3% of the aggregate principal amount of the Notes then outstanding may declare during the time of its continuance, by written notice to the Company, that all of the Notes shall be immediately due and payable.

     (c) If any "DEFAULT" (which, for purposes hereof, shall mean an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event or Default) or Event of Default has occurred and is continuing, and irre spective of whether any Notes have become or have been declared immediately due and payable under this Section, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

     (d) If any holder of any Note shall give notice or take any other action in respect of a claimed default, the Company will promptly give written notice thereof to all other holders of Notes describing the notice or action and the nature of the claimed default.

     (e)  No course of dealing and no delay on the part of any holder of any
Note in exercising any right shall operate as a waiver thereof or otherwise prejudice such holder's rights or the rights of the holder of any other Note.

     SECTION 12.   WAIVER OR AMENDMENT.  This Agreement and the Notes may be
                   -------------------
amended, and the observance of any terms hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the holders of at least 51% of the aggregate principal amount of the Notes at the time outstanding; provided, however, (a) that no such amendment or waiver shall change the fixed maturity of the principal of the Notes or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof, or modify any of the provisions of this Agreement or any Note with respect to the time and amount of payment thereof or with respect to the right to convert the Notes or make any change with respect to the subordination of the Notes which would adversely affect the rights of the holder of the any Note, without the consent of the holder of each Note so affected; (b) that no such amendment or waiver shall reduce the percentage or number of holders of the principal amount of the Notes required to approve such amendment or waiver without the consent of all the holders of 100% in principal amount of the Notes at the time outstanding; and
(c) no such amendment or waiver shall change the rights to registration under
Section 8 or change the terms of the Warrants.  Any amendment or waiver of any
---------
of the provisions of Section 8 shall be made only with the written consent of
                     ---------
the Company and the holders of all the Registrable Securities then outstanding. Any amendment or waiver of any of the provisions of the Warrants shall be made only with the written consent of the Company and the holders of all of the Warrants then outstanding.

     SECTION 13.   NOTICES.  All notices and other communications provided for
                   -------
under this Agreement or under the Notes shall be in writing and either mailed (by registered or certified United States mail, postage prepaid), or delivered by personal delivery or by delivery service with proof of delivery, or sent by facsimile transmission. Any such notice must be sent:

   If to the Company, at

   Prior to October 1, 1995
   ------------------------
   9818 Wilcrest
   Houston, Texas  77099
   Telecopier No.: 713-495-3434
   Attention:  President

   And Thereafter
   --------------
   4710 Bellaire Boulevard
   Suite 301
   Bellaire, Texas  77401
   Telecopier No.: 713-662-2322
   Attention:  President

     If to any Investor, at its address specified on Schedule 13
                                                     -----------

and shall be considered delivered on the date of receipt. Any party hereto may specify as its proper address any other street address or telecopier number within the continental limits of the United States by giving notice to the other parties, in the manner provided in this Section, at least ten (10) days prior to the effective date of such change of address or telecopier number.

     SECTION 14.  CERTAIN ALLOCATIONS.  Both generally accepted accounting
                  -------------------
principles and the Internal Revenue Code require a determination of the value of the Warrants being delivered hereunder. After taking into account the general condition of the bond market at this time (including prevailing interest rates), the exercise price of the Warrants, the time at which the Warrants are exercisable, the restrictions on transfer (both of the Warrants and the shares of Common Stock issuable upon exercise of the Warrants) and all other matters concerning the Notes and the Warrants, the Company and the Investors are of the opinion that the application of a yield which is the greater of (a) the original yields of comparable debt of other issuers, taking into account relevant factors, or (b) the applicable Federal rate on the issue date of the Notes pursuant to Section 1274(d) of the Internal Revenue Code, as amended, would not have required any discount on the Notes. Accordingly, it is therefore agreed by the Company and the Investors that the amount of the issue price allocated to the Warrants to be issued by the Company is zero, which shall be the value ascribed to such Warrants by the Company, the Investors and any subsequent holder of the Notes and/or such Warrants for all purposes, including the preparation of tax returns and the preparation of the Company's financial statements.

     SECTION 15.  MISCELLANEOUS.
                  -------------

     (a) All representations, warranties and covenants made by each party hereto in this Agreement or any other document contemplated hereby shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement or such other document.

     (b) The Company shall bear and pay (i) all expenses (including, without limitation, legal fees) incurred by it in connection with the transactions contemplated by this Agreement and (ii) (A) the reasonable fees and expenses of Thompson & Knight, P.C., special counsel to the Investors, incident to the preparation of this Agreement, the Notes, the Warrants and all other documents and instruments delivered in connection herewith and (B) the reasonable out-of-pocket expenses of the Investors in connection with their consideration of an investment in the Notes and the Warrants and the transactions contemplated hereby; provided, that the maximum amount that the Company shall be required to pay with respect to the items described in clause (ii) of this sentence shall be
                                           -----------
$20,000.

     (c) Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of any Note and, in the case of any such loss, theft or destruction, upon delivery of an indemnity satisfactory to the Company, or, in the case of any such mutilation, upon surrender or cancellation of such Note, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Note, a new Note of like tenor and unpaid principal amount, dated as of the date to which interest has been paid on such earlier Note.

     (d) This Agreement and the other documents contemplated hereunder contain the entire understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations, and discussions among the parties with respect to such subject matter.

     (E) THIS AGREEMENT, THE NOTES AND ALL OTHER DOCUMENTS EXECUTED AND DELIVERED HEREWITH AND THEREWITH SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY (I) CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF DELAWARE FOR THE PURPOSE OF ANY ACTION OR PROCEEDING ARISING OUT OF THIS AGREEMENT, THE NOTES OR THE WARRANTS AND (II) AGREES, TO THE EXTENT SUCH PARTY IS NOT A RESIDENT OF, OR HAS ITS PRINCIPAL PLACE OF BUSINESS IN, THE STATE OF DELAWARE, TO APPOINT AND MAINTAIN AN AGENT IN THE STATE OF DELAWARE AS SUCH PARTY'S AGENT FOR ACCEPTANCE OF LEGAL PROCESS IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING WITH THE SAME LEGAL FORCE AND VALIDITY AS IF SERVED UPON SUCH PARTY PERSONALLY IN THE STATE OF DELAWARE, AND TO NOTIFY PROMPTLY EACH OF THE PARTIES HERETO OF SUCH AGENT.

     (f) This Agreement shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns, provided that the Company shall not assign its rights and obligations under this Agreement or the Notes without the consent of the holders of the Notes.

     (g) All references in this Agreement to sections, subsections and other subdivisions refer to corresponding sections, subsections and other subdivisions of this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any of such subdivisions are for convenience only and shall not constitute part of such subdivisions and shall be disregarded in construing the language contained in such subdivisions. The words "this Agreement", "this instrument", "herein", "hereof", "hereby", "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. Words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires. No
                       ---- -----
consideration shall be given to the fact or presumption that one party had a greater or lesser hand in drafting this Agreement and related documents. All references herein to "$" or "dollars" shall refer to U.S. Dollars.

     (h) The Investors and the Company intend to contract in strict compliance with applicable usury law from time to time in effect. In furtherance thereof such persons stipulate and agree that none of the terms and provisions contained in the Notes, this Agreement or the other documents executed and delivered pursuant hereto shall ever be construed to provide for interest in excess of the maximum amount of interest permitted to be charged by applicable law from time to time in effect. The Investors expressly disavow any intent to charge or collect excessive unearned interest in the event the maturity of the Notes are accelerated for any reason (whether by action of the Investors, any prepayments hereafter agreed to or otherwise), and if any such acceleration occurs, and, as a result thereof, any amounts held to constitute interest are determined to exceed any applicable legal limit, then such excess amounts shall, without penalty, be applied to reduce the amounts otherwise owing under the Notes or otherwise returned to the Company. Neither the Company nor any present or future endorsers, sureties, guarantors or other persons hereafter becoming liable for payment of any obligations under the Notes, this

Agreement or any other document executed and delivered pursuant hereto shall ever be liable for unearned interest thereon or shall ever be required to pay interest thereon in excess of the maximum amount that may be lawfully charged under applicable law from time to time in effect, and the provisions of this paragraph shall control over all other provisions herein, in the Notes or in any other document executed and delivered pursuant hereto which may be in conflict or apparent conflict herewith.

     (i) Notwithstanding anything else herein to the contrary, the Investors hereby agree that they will waive the condition precedent set forth in Section
                                                                       -------
3.2(a)(viii) regarding the legal opinion to be delivered at the Closing inasmuch
------------
as such legal opinion relates to clause (ii)(b) of item 3, item 7 and item 8 in
Exhibit  3.2(a)(viii); provided, however, that the Company agrees to satisfy
---------------------
such condition precedent in full by no later than October 6, 1995.

     (j) This Agreement may be executed in multiple counterparts, with each such counterpart constituting an original and all of such counterparts constituting but one and the same agreement.

        [THE REMAINDER OF THIS PAGE HAS INTENTIONALLY BEEN LEFT BLANK]

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date and year first above written.

                   NORTH AMERICAN TECHNOLOGIES GROUP, INC.


                   By: /s/ Tim B. Tarrillion
                       -------------------------------------------------------
                       Tim B. Tarrillion, President and Chief Executive Officer


                   R. CHANEY & PARTNERS-1993 L.P.

                   By:  R. CHANEY & CO., INC.


                   By: /s/ Robert H. Chaney
                       -----------------------------------------------------
                       Robert H. Chaney, President & CEO


                   THE CCG CHARITABLE REMAINDER UNITRUST #1

                   BY: CCG VENTURE PARTNERS, LLC


                          /s/ Mark Leyerle
                   By:_____________________________________________________
                      Manager


                   HARRISON INTERESTS, LTD.


                   By: /s/ Ed Knight
                       -----------------------------------------------------
                       Ed Knight, Attorney-in-Fact


                   /s/ Robert L. Zinn
                   --------------------------------------------------------
                   Robert L. Zinn


                   /s/ Robert L. Zinn
                   --------------------------------------------------------
                   Robert L. Zinn, as Attorney and Agent-in-Fact
                   for Natalie Z. Haar


                   ESTATE OF WILLIAM G. HELIS,
                   A LOUISIANA PARTNERSHIP

                   By: /s/ David A. Kerstein
                       -----------------------------------------------------
                       David A. Kerstein, General Agent

                                                                   Exhibit 1 (a)
                                                                   -------------


THE TRANSFER OF THIS NOTE AND ANY SHARES OF STOCK ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR ANY STATE SECURITIES OR BLUE SKY LAWS. NEITHER THIS NOTE NOR ANY OF SUCH SHARES MAY BE SOLD, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER SAID ACT AND UNDER APPLICABLE STATE SECURITIES OR BLUE SKY LAWS OR EXEMPTIONS FROM SUCH REGISTRATION. WITHOUT SUCH REGISTRATION, THIS NOTE AND THE SHARES OF STOCK ISSUABLE UPON CONVERSION HEREOF MAY NOT BE SOLD, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND THAT SUCH SALE, ASSIGNMENT, TRANSFER OR OTHER DISPOSITION WILL NOT BE IN VIOLATION OF ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.



                    NORTH AMERICAN TECHNOLOGIES GROUP, INC.
                    13 1/2% CONVERTIBLE SUBORDINATED NOTE
                            DUE SEPTEMBER 22, 2000

$___________                   Houston, Texas                September 22, 1995


       FOR VALUE RECEIVED, the undersigned, NORTH AMERICAN TECHNOLOGIES GROUP INC., a Delaware corporation, having its principal place of business at 9818 Wilcrest, Houston, Texas 77099 (the "COMPANY"), hereby promises to pay on September 22, 2000, to ___________________ ("PAYEE"), the principal sum of ____________ ($_________), as such sum may be adjusted pursuant to the terms hereof, and to pay interest on said sum (as so adjusted) semi-annually from the date hereof, at the rate of thirteen and one-half percent (13.50%) per annum, on March 22 and September 22 of each year, commencing March 22, 1996, so long as this Note is outstanding, both principal and interest payable by wire transfer of lawful money of the United States of America to an account of Payee located in the State of Delaware and designated in writing by Payee to the Company or at such other place in the State of Delaware as from time to time may be designated by the holder of this Note. If any payment of principal or interest becomes due on a day other than a Business Day (as defined below), such payment shall be payable on the immediately following Business Day. For purposes of the foregoing, a "BUSINESS DAY" shall mean any day on which banks are required to be open to carry on their normal business in the State of Texas and the state in which the place of payment is located.

       All past due principal and accrued unpaid interest (except as provided in the fourth paragraph hereof) of this Note, whether due as result of acceleration of maturity or otherwise as a result of an Event of Default under Section 11 of the Investment Agreement (as defined below), shall bear interest at a rate per annum equal to the lesser of fifteen and one-half percent (15.50%) or the highest lawful rate of interest permitted by applicable law. Interest shall be computed on the basis of a 360 day year-30 day month basis.

       This Note is one of a duly authorized issue of a limited number of convertible subordinated notes to be issued by the Company, up to an aggregate principal amount of Two

Million Seven Hundred Thousand ($2,700,000) and all maturing September 22, 2000, pursuant to that certain "INVESTMENT AGREEMENT" (as herein called) dated as of September 22, 1995, by and among the Company and each original holder of such notes and in all respects the rights of the holder hereof and the obligations of the Company hereunder shall be governed by the terms of the Investment Agreement, a copy of which is on file at the offices of the Company in Houston, Texas, Without limiting the foregoing, this Note (i) may be converted into shares of common stock of the Company as provided in Section 7 of the Investment Agreement and (ii) is subordinated to all Senior Indebtedness (as defined in the Investment Agreement) of the Company as provided in Section 9 of the Investment Agreement. No holder of this Note shall have the right to prepay all or any portion of the principal amount of this Note (as such principal amount may be adjusted pursuant to the fourth paragraph hereof) prior to the final maturity date of this Note, September 22, 2000.


       Notwithstanding anything in this Note or in the Investment Agreement to the contrary, the Company shall have the right from time to time prior to September 22, 1998, to elect not to make a regularly scheduled installment of interest hereunder, in which event (i) such failure to pay shall not be an "Event of Default", as such term is defined in Section 11 of the Investment Agreement, (ii) such unpaid installment shall not bear interest at the default rate set forth in the second paragraph of this Note and (iii) the amount of the accrued interest not so paid shall be added to the principal amount of this Note and bear interest at the rate of interest referenced in the first paragraph of this Note.


       The holders of this Note and the Company intend to contract in strict compliance with applicable usury law from time to time in effect. In furtherance thereof such persons stipulate and agree that none of the terms and provisions contained herein, in the Investment Agreement under which this Note was purchased or in any other document executed and delivered pursuant to the Investment Agreement shall ever be construed to provide for interest in excess of the maximum amount of interest permitted to be charged by applicable law from time to time in effect. The holders of this Note expressly disavow any intent to charge or collect excessive unearned interest in the event the maturity of this
Note is accelerated for any reason (whether by action of any holder, any prepayments hereafter agreed to or otherwise), and if any such acceleration occurs, and, as a result thereof, any amounts held to constitute interest are determined to exceed any applicable legal limit, then such excess amounts shall, without penalty, be applied to reduce the amounts otherwise owing under this Note or otherwise returned to the Company. Neither the Company nor any present or future endorsers, sureties, guarantors or other persons hereafter becoming liable for payment of any obligations hereunder, under the Investment Agreement or any other document executed and delivered pursuant to the Investment Agreement shall ever be liable for unearned interest thereon or shall ever be required to pay interest thereon in excess of the maximum amount that may be lawfully charged under applicable law from time to time in effect, and the provisions of this paragraph shall control over all other provisions herein or in the Investment Agreement which may be in conflict or apparent conflict herewith.

     If this Note is placed in the hands of an attorney for collection after default, or if all or any part of the indebtedness represented hereby is proved, established or collected in any court or in any bankruptcy, receivership, debtor relief, probate or other court proceedings, the Company and all endorsers, sureties and guarantors of this Note jointly and severally agree to pay reasonable attorneys' fees and collection costs to the holder hereof in addition to the principal and interest payable hereunder.

     The Company and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment for payment, protest, notice of protest, notice of intention to accelerate the maturity of this Note, diligence in collecting, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

     THIS NOTE SHALL BE DEEMED A CONTRACT AND INSTRUMENT MADE UNDER THE LAWS OF THE STATE OF DELAWARE AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

     IN WITNESS WHEREOF, the undersigned has caused its corporate name to be affixed hereunto and this Note to be signed by its duly authorized officer, and has further caused this Note to be dated as of the day and year first above written.

                                NORTH AMERICAN TECHNOLOGIES GROUP, INC.



                                By:
                                    --------------------------------------------
                                    Name:  Tim B. Tarrillion
                                    Title: President and Chief Executive Officer

                                                                    EXHIBIT 1(B)
                                                                    ------------

THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER ANY STATE SECURITIES OR BLUE SKY LAWS. NEITHER THIS WARRANT NOR ANY OF SUCH SHARES MAY BE SOLD, ASSIGNED, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER SAID ACT AND UNDER APPLICABLE STATE SECURITIES OR BLUE SKY LAWS OR EXEMPTIONS FROM SUCH REGISTRATION. THIS WARRANT MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT UPON THE CONDITIONS SPECIFIED IN THIS WARRANT, AND NO SALE, ASSIGNMENT, TRANSFER, OR OTHER DISPOSITION OF THIS WARRANT SHALL BE VALID OR EFFECTIVE UNLESS AND UNTIL SUCH CONDITIONS SHALL HAVE BEEN COMPLIED WITH.

No. __________                        Right to Purchase ________ Shares


                            STOCK PURCHASE WARRANT


       THIS CERTIFIES THAT, for value received, __________ ____________________ _________, or registered assigns, is entitled to purchase from North American Technologies Group, Inc., a Delaware corporation (the "COMPANY"), at any time or from time to time during the period specified in Paragraph 2 hereof,
                                                    -----------
________________________(__________) fully paid and nonassessable shares of the Company's Common Stock, par value $.001 per share (the "COMMON STOCK"), at an exercise price per share of $1.00 (the "EXERCISE PRICE"). The term "WARRANT SHARES", as used herein, refers to the shares of Common Stock purchasable hereunder. The Warrant Shares and the Exercise Price are subject to adjustment as provided in Paragraph 4 hereof. This Warrant is one of a duly authorized
               -----------
issue of a limited number of Warrants to be issued by the Company pursuant to that certain "INVESTMENT AGREEMENT" (as herein called) dated as of even date herewith, by and among the Company and each original holder of the Warrants, a copy of which is on file at the offices of the Company in Houston, Texas.

       This Warrant is subject to the following terms, provisions, and conditions:

       1.   MANNER OF EXERCISE; ISSUANCE OF CERTIFICATES; PAYMENT FOR SHARES.
            ----------------------------------------------------------------
Subject to the provisions hereof, this Warrant may be exercised by the holder hereof, in whole or in part by the surrender of this Warrant, together with a completed Exercise Agreement in the form attached hereto as Exhibit A, to the
                                                            ---------
Company during normal business hours on any business day at the Company's principal office in Houston, Texas (or such other office or agency of the Company as it may designate by notice to the holder hereof), and upon payment to the Company in cash or by certified or cashier's check of the Exercise Price for the Warrant Shares specified in said Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to

                                                                    EXHIBIT 1(B)
                                                                    ------------


the holder hereof or its designee as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered, the completed Exercise Agreement delivered, and payment made for such shares as aforesaid. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in said Exercise Agreement, shall be delivered to the holder hereof within a reasonable time, not exceeding ten business days, after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be requested by the holder hereof and shall be registered in the name of said holder or such other name as shall be designated by said holder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of said certificates, deliver to said holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised. The Company shall pay all taxes and other expenses and charges payable in connection with the preparation, execution, and delivery of stock certificates (and any new Warrants) pursuant to this Paragraph 1 except that, in case such stock
                           -----------
certificates shall be registered in a name or names other than the holder of this Warrant, funds sufficient to pay all stock transfer taxes which shall be payable in connection with the execution and delivery of such stock certificates shall be paid by the holder hereof to the Company at the time of the delivery of such stock certificates by the Company as mentioned above.

       2.   PERIOD OF EXERCISE.  This Warrant is exercisable at any time or from
            ------------------
time to time on or after September 22, 1996, and before 5:00 p.m., local time on September 22, 2000, subject, however, to the remaining provisions of this Paragraph 2. If, prior to September 22, 2000, the Company gives written notice
-----------
to the holder of this Warrant to the effect that (a) the average of the last reported sale prices of Common Stock for the Trading Days included within a six-month period ending immediately prior to the date of such notice (the "SUBJECT PERIOD") is equal to or greater than $5.00 per share and (b) during the Subject Period, such holder could have exercised its rights to effect a "Demand Registration" or a "Piggyback Registration", as such terms are defined in
Section 8 of the Investment Agreement, then such holder must, within 30 days after receipt of such notice, elect to exercise its right hereunder to purchase Common Stock in an amount equal to X minus Y, where "X" is equal to 40% of the total number shares of Common Stock which the holder of this Warrant may purchase as of the date of the original issuance of this Warrant, and where "Y" is equal to the aggregate number of shares of Common Stock which such holder has previously elected to purchase pursuant to the terms of this Warrant; further, the failure of such holder to exercise its right to purchase such shares of Common Stock within the aforementioned 30-day period shall mean that such holder shall have waived forever its rights hereunder to so purchase such shares of Common Stock, and such right to purchase such shares shall automatically terminate. As used above in this Paragraph 2 with respect to Common Stock, the
                                  -----------
last reported sales price per share shall mean the reported closing sales price per share on the principal national securities exchange on which the shares of Common Stock are at the time listed on such day or, if no such sale takes place on a day, the average of the reported closing bid and asked prices, or, if the shares of Common Stock shall not be so listed, the average of the high bid and low ask prices in the over-the-counter market as report by the National Association of Securities Dealers' Automated Quotation System, or, if not so reported, as reported by the National Quotation Bureau, Incorporated, or any successor

                                                                    EXHIBIT 1(B)
                                                                    ------------


thereof, or, if not so reported, the average of the closing bid and asked prices as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose. As used in this Paragraph 2, the term "TRADING DAYS" shall mean (i) if the Common Stock is
     -----------
listed or admitted for trading on any national securities exchange, days on which the such national securities exchange is open for business or (ii) if the Common Stock is quoted on the National Association of Securities Dealers Inc.'s Automated Quotation System or any similar system of automated dissemination of quotations of securities prices, days on which trades may be made on such system.

       3.   CERTAIN AGREEMENTS OF THE COMPANY.  The Company hereby covenants and
            ---------------------------------
agrees as follows:

       (A)  SHARES TO BE FULLY PAID.  All Warrant Shares will, upon issuance in
            -----------------------
accordance with the terms of this Warrant, be validly issued, fully paid, and nonassessable and free from all taxes, liens, and charges with respect to the issue thereof.

       (B)  RESERVATION OF SHARES.  During the period within which this Warrant
            ---------------------
may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

       (C)  CERTAIN ACTIONS PROHIBITED.  The Company will not, by amendment of
            --------------------------
its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, (i) the Company will not increase the par value of the shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, (ii) before taking any action which would cause an adjustment reducing the Exercise Price below the then par value of the shares of Common Stock so receivable, the Company will take all such corporate action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Exercise Price upon the exercise of this Warrant.

       (D)  REGISTRATION.  If the issuance of any Warrant Shares required to be
            ------------
reserved for purposes of exercise of this Warrant requires registration with or approval of any governmental authority under any federal or state law (other than any registration under the Securities Act of 1933, as amended, or under applicable state securities or blue sky laws) or listing on any national securities exchange, before such shares may be issued upon exercise of this Warrant, the Company will, at its expense, use its best efforts to cause such shares to be duly registered or approved, or listed on the relevant national securities exchange, as the case may be, at such time, so that such shares may be issued in accordance with the terms hereof.

                                                                    EXHIBIT 1(B)
                                                                    ------------


       4.  ANTIDILUTION PROVISIONS.  The Exercise Price shall be subject to
           -----------------------
adjustment from time to time as provided in this Paragraph 4.  Upon each
                                                 -----------
adjustment of the Exercise Price, the holder of this Warrant shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the largest number of Warrant Shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable hereunder immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment. For purposes of this Paragraph 4, the term "CAPITAL STOCK", as used herein, (v)
                 -----------
includes the Common Stock and any additional class of stock of the Company having no preference as to dividends or distributions on liquidation which may be authorized in the future, provided that the shares purchasable pursuant to this Warrant shall include only shares of Common Stock, or shares resulting from any subdivision or combination of the Common Stock, or in the case of any reorganization, reclassification, consolidation, merger, or sale of the character referred to in Paragraph 4(g) hereof, the stock or other securities or
                         --------------
property provided for in said Paragraph, (w) excludes any Capital Stock that may be issued pursuant to currently existing and outstanding written agreements or obligations of the Company to sell or issue Capital Stock as listed in Schedule
                                                                       --------
4 attached hereto, (x) excludes any shares of Common Stock or options to acquire
-
Common Stock issued in connection with the Company's proposed acquisition of GAIA Technologies, Inc. ("GAIA") and certain affiliates of GAIA, (y) excludes any shares of Common Stock that may be issued in connection with an offering currently being conducted by the Company to qualified non-U.S. persons of units of Common Stock, convertible notes of the Company and warrants to purchase Common Stock, including without limitation any Common Stock or other securities, warrants or options issuable to the placement agents or financial advisors of the Company in connection therewith (and excludes any Common Stock that may be issued upon conversion of such notes, warrants or options), and (z) excludes any Common Stock and any additional class of stock of the Company having no preference as to dividends or distributions on liquidation that may be issued pursuant to the exercise of any currently existing or future options to purchase Common Stock (or any such additional class of stock) granted by the Company to its employees.

       (A)  ISSUANCE OF CAPITAL STOCK.  If and whenever the Company shall issue
            -------------------------
or sell any shares of Capital Stock without consideration or for a consideration per share less than the Exercise Price in effect immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, the Exercise Price shall be reduced to a price (calculated to the nearest cent) determined by dividing (x) an amount equal to the sum of (aa) the total number of shares of Capital Stock outstanding immediately prior to such issue or sale multiplied by the then existing Exercise Price, and (bb) the consideration, if any, received by the Company upon such issue or sale, by (y) the total number of shares of Capital Stock outstanding immediately after such issue or sale.

       (B)  TREATMENT OF OPTIONS AND CONVERTIBLE SECURITIES; COMPUTATION OF
            ---------------------------------------------------------------
CONSIDERATION.  For purposes of Paragraph 4(a) hereof the following provisions
-------------                   --------------
shall also be applicable:

            (i) In case the Company shall hereafter grant any rights to subscribe for or purchase, or any options for the purchase of, Capital Stock or securities convertible into

                                                                    EXHIBIT 1(B)
                                                                    ------------


       or exchangeable for Capital Stock (such rights and options being herein called "OPTIONS" and such convertible or exchangeable securities being herein called "CONVERTIBLE SECURITIES"), whether or not such Options or the rights to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Capital Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (as determined in accordance with the following sentence) shall be less than the Exercise Price in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Capital Stock issuable upon the exercise of such Options or upon the conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall (as of the date of granting of such Options) be deemed to be outstanding and to have been issued and sold for such price per share. The price per share for which the Capital Stock is issuable, as provided in the preceding sentence, shall be determined by dividing
       (x) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such Options, plus, in the case of any such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange of such Convertible Securities, by (y) the total maximum number of shares of Capital Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options. Except as provided in Paragraph 4(b)(vi) hereof, no further adjustments of the Exercise
          ------------------
       Price shall be made upon the actual issue of such Capital Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issue of such Capital Stock upon the conversion or exchange of such Convertible Securities.

            (ii) In case the Company shall hereafter issue or sell Convertible Securities, whether or not the rights to convert or exchange such Convertible Securities are immediately exercisable, and the price per share for which Capital Stock is issuable upon the conversion or exchange of such Convertible Securities (as determined in accordance with the following sentence) shall be less than the Exercise Price in effect immediately prior to the time of the issue or sale of such Convertible Securities, then the total maximum number of shares of Capital Stock issuable upon the conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued and sold for such price per share, provided that (a) except as provided in Paragraph 4(b)(vi) hereof, no further adjustments of the Exercise Price
       ------------------
       shall be made upon the actual issue of such Capital Stock upon the conversion or exchange of such Convertible Securities, and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustments of the Exercise Price have been or are to be made pursuant to other provisions of this Paragraph 4(b), no
                                                           -------------
       further adjustment of the Exercise Price shall be made by reason of such issue or sale. The price per share for which the Capital Stock is issuable, as provided in the preceding sentence, shall be determined by dividing (x) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of

                                                                    EXHIBIT 1(B)
                                                                    ------------


       additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (y) the total maximum number of shares of Capital Stock issuable upon the conversion or exchange of all such Convertible Securities.

            (iii) In case at any time the Company shall pay a dividend or make any other distribution upon the Capital Stock payable in Capital Stock, Options or Convertible Securities, any Capital Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued without consideration.

            (iv) In case at any time any Capital Stock, Convertible Securities, or Options shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any Capital Stock, Convertible Securities, or Options shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company therefor shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Company, except where such consideration consists of securities, in which case the amount of consideration received by the Company shall be the market price thereof (determined as provided in Paragraph 4(e) hereof) as of the date of receipt, but in each such case
       -------------
       without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In computing the market price of a note or other obligation that is not listed or admitted to trading on any securities exchange or quoted in the National Association of Securities Dealers, Inc. Automated Quotation System or reported by the National Quotation Bureau, Inc. or a similar reporting organization, the total consideration to be received by the Company thereunder (including interest) shall be discounted to present value at the prime rate of interest of NationsBank of Texas, N.A. in effect at the time the note or obligation is deemed to have been issued. In case any Capital Stock, Convertible Securities, or Options shall be issued in connection with any merger of another corporation into the Company, the amount of consideration therefor shall be deemed to be the fair value as determined in good faith by the Board of Directors of the Company of such portion of the assets of such merged corporation as the Board shall determine to be attributable to such Capital Stock, Convertible Securities, or Options.

            (v) In case at any time the Company shall take a record of the holders of Capital Stock for the purpose of entitling them (a) to receive a dividend or other distribution payable in Capital Stock, Options or Convertible Securities, or (b) to subscribe for or purchase Capital Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of such Capital Stock, Options or Convertible Securities.

                                                                    EXHIBIT 1(B)
                                                                    ------------


            (vi) If the purchase price provided for in any Option referred to in Paragraph 4(b)(i) hereof, or the price at which any Convertible
          -----------------
       Securities referred to in Paragraph 4(b)(i) or (ii) hereof are
                                 -----------------    ----
       convertible into or exchangeable for Capital Stock, shall change at any time (whether by reason of provisions designed to protect against dilution or otherwise), the Exercise Price then in effect hereunder shall forthwith be increased or decreased to such Exercise Price as would have obtained had the adjustments made upon the issuance of such Options or Convertible Securities been made upon the basis of (a) the issuance of the number of shares of Capital Stock theretofore actually delivered upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities, and the total consideration received therefor, and (b) the number of shares of Capital Stock to be issued for the consideration, if any, received by the Company therefor and to be received on the basis of such changed price.

            (vii) If any adjustment has been made in the Exercise Price because of the issuance of Options or Convertible Securities and if any of such Options or rights to convert or exchange such Convertible Securities expire or otherwise terminate, then the Exercise Price shall be readjusted to eliminate the adjustments previously made in connection with the Options or rights to convert or exchange Convertible Securities which have expired or terminated.

            (viii) The number of shares of Capital Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Capital Stock.

       (C)  SUBDIVISIONS AND COMBINATIONS.  In case at any time the Company
            -----------------------------
shall subdivide the outstanding shares of Capital Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Capital Stock shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased. An adjustment made pursuant to this Paragraph 4(c) shall become
                                               --------------
effective immediately after the effective date of such subdivision or combination.

       (D)  EXTRAORDINARY DIVIDENDS AND DISTRIBUTIONS.  In case at any time the
            -----------------------------------------
Company shall pay a dividend or make a distribution to all holders of Capital Stock, as such, of shares of its stock, evidences of its indebtedness, assets, or rights, options, or warrants to subscribe for or purchase such shares, evidences of indebtedness, or assets, other than (i) a dividend or distribution payable in Capital Stock, Options, or Convertible Securities or (ii) a dividend or distribution payable in cash out of earnings or earned surplus, then in each such case the Exercise Price shall be adjusted so that the same shall equal the price determined by multiplying the Exercise Price in effect immediately prior to the record date mentioned below by a fraction, the numerator of which shall be the total number of shares of Capital Stock outstanding on such record date multiplied by the market price per share of Capital Stock (determined as provided in Paragraph 4(e) hereof) on such record date, less the fair market
            --------------
value (as determined in good faith by the Board of Directors of the Company) as of such record date of such shares of stock, evidences of indebtedness, assets, or rights, options, or warrants so paid or distributed, and the

                                                                    EXHIBIT 1(B)
                                                                    ------------


denominator of which shall be the total number of shares of Capital Stock outstanding on such record date multiplied by the market price per share of Capital Stock (determined as provided in Paragraph 4(e) hereof) on such record
                                         --------------
date. Such adjustment shall be made whenever such dividend is paid or such distribution is made and shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution.

       (E)  COMPUTATION OF MARKET PRICE.  For the purpose of any computation
            ---------------------------
under Paragraph 4(b) or (d) hereof, the market price of the security in question on any day shall be deemed to be the average of the last reported sale prices for the security for the 20 consecutive Trading Days (as defined below) commencing 30 Trading Days before the day in question. The last reported sale price for each day shall be (i) the last reported sale price of the security on the National Market of the National Association of Securities Dealers, Inc. Automated Quotation System, or any similar system of automated dissemination of quotations of securities prices then in common use, if so quoted, or (ii) if not quoted as described in clause (i) above, the mean
                                              ----------
between the high bid and low asked quotations for the security as reported by the National Quotation Bureau, Inc. if at least two securities dealers have inserted both bid and asked quotations for such security on at least 10 of such 20 consecutive Trading Days, or (iii) if the security is listed or admitted for trading on any national securities exchange, the last sale price, or the closing bid price if no sale occurred, of such class of security on the principal securities exchange on which such class of security is listed or admitted to trading. If the security is quoted on a national securities or central market system, in lieu of a market or quotation system described above, the last reported sale price shall be determined in the manner set forth in clause (ii)
                                                                   -----------
of the preceding sentence if bid and asked quotations are reported but actual transactions are not, and in the manner set forth in clause (iii) of the
                                                     ------------
preceding sentence if actual transactions are reported. If none of the conditions set forth above is met, the last reported sale price of the security on any day or the average of such last reported sale prices for any period shall be the fair market value of such security as determined by a member firm of the New York Stock Exchange, Inc. selected by the Company. The term "TRADING DAYS", as used herein, means (i) if the security is quoted on the National Market of the National Association of Security Dealers, Inc. Automated Quotation System, or any similar system of automated dissemination of quotations of securities prices, days on which trades may be made on such system or (ii) if the security is listed or admitted for trading on any national securities exchange, days on which such national securities exchange is open for business.

       (F)  RECORD DATE ADJUSTMENTS.  In any case in which this Paragraph 4
            -----------------------                             -----------
requires that a downward adjustment of the Exercise Price shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event issuing to the holder of this Warrant exercised after such record date and before the occurrence of such event the additional Warrant Shares issuable upon such exercise by reason of the adjustment required by such event over and above the Warrant Shares issuable upon such exercise before giving effect to such adjustment.

       (G)  REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER, OR SALE.
            ----------------------------------------------------------------
If any capital reorganization of the Company, or any reclassification of the Capital Stock, or any

                                                                    EXHIBIT 1(B)
                                                                    ------------


consolidation or merger of the Company with or into another corporation or entity, or any sale of all or substantially all the assets of the Company to another corporation or entity, shall be effected in such a way that the holders of Common Stock (or any other securities of the Company then issuable upon the exercise of this Warrant) shall be entitled to receive stock or other securities or property (including cash) with respect to or in exchange for Common Stock (or such other securities), then, as a condition of such reorganization, reclassification, consolidation, merger, or sale, lawful and adequate provision shall be made whereby the holder of this Warrant shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant, and in lieu of the shares of Common Stock (or such other securities) immediately theretofore purchasable and receivable upon the exercise hereof, such stock or other securities or property (including cash) as may be issuable or payable with respect to or in exchange for a number of outstanding shares of Common Stock (or such other securities) equal to the number of shares of Common Stock (or such other securities) immediately theretofore purchasable and receivable upon the exercise of this Warrant, had such reorganization, reclassification, consolidation, merger, or sale not taken place. In any such case appropriate provision shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including, without limitation, the provisions for adjustments of the Exercise Price and of the number of Warrant Shares purchasable upon exercise hereof) shall thereafter be applicable, as nearly as reasonably may be, in relation to the stock or other securities or property thereafter deliverable upon the exercise hereof (including an immediate adjustment of the Exercise Price if by reason of or in connection with such consolidation, merger, or sale any securities are issued or event occurs which would, under the terms hereof, require an adjustment of the Exercise Price). In the event of a consolidation or merger of the Company with or into another corporation or entity as a result of which a greater or lesser number of shares of common stock of the surviving corporation or entity are issuable to holders of Capital Stock in respect of the number of shares of Capital Stock outstanding immediately prior to such consolidation or merger, then the Exercise Price in effect immediately prior to such consolidation or merger shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Capital Stock. The Company shall not effect any such consolidation, merger, or sale unless prior to or simultaneously with the consummation thereof the successor corporation or entity (if other than the Company) resulting from such consolidation or merger or the corporation or entity purchasing such assets and any other corporation or entity the shares of stock or other securities or property of which are receivable thereupon by the holder of this Warrant shall expressly assume, by written instrument executed and delivered (and reasonably satisfactory in form) to the holder of this Warrant, (i) the obligation to deliver to such holder such stock or other securities or property as, in accordance with the foregoing provisions, such holder may be entitled to purchase and (ii) all other obligations of the Company hereunder.

       (H)  NO FRACTIONAL SHARES.  No fractional shares of Common Stock are to
            --------------------
be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the current market value of a share of Common Stock, which current market value shall be the last reported sale price (determined as provided in Paragraph 4(e) hereof) on the Trading Day
                                 --------------
immediately preceding the date of the exercise.

                                                                    EXHIBIT 1(B)
                                                                    ------------


       (I)  NOTICE OF ADJUSTMENT.  Upon the occurrence of any event which
            --------------------
requires any adjustment of the Exercise Price, then and in each such case the Company shall give notice thereof to the holder of this Warrant, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon exercise, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

       (J)  OTHER NOTICES.  In case at any time:
            -------------

          (i) the Company shall declare any dividend upon the Capital Stock payable in shares of stock of any class or make any other distribution (other than dividends or distributions payable in cash out of earnings or earned surplus) to the holders of the Capital Stock;

          (ii) the Company shall offer for subscription pro rata to the holders of the Capital Stock any additional shares of stock of any class or other rights;

          (iii) there shall be any capital reorganization of the Company, or reclassification of the Capital Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all its assets to, another corporation or entity; or

          (iv) there shall be a voluntary or involuntary dissolution, liquidation, or winding-up of the Company;

then, in each such case, the Company shall give to the holder of this Warrant
(a) notice of the date on which the books of the Company shall close or a record shall be taken for determining the holders of Capital Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Capital Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, notice of the date (or, if not then known, a reasonable approximation thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Capital Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Capital Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given, if reasonably practicable, at least 20 days prior to the record date or the date on which the Company's books are closed in respect thereto (and, if not reasonably practicable, as promptly as reasonably practicable). Failure to give any such notice or any defect therein shall not affect the validity of the proceeding referred to in clauses (i), (ii), (iii), and (iv) above.
               ------------------------      ----

       (K)  CERTAIN EVENTS.  If any event occurs as to which, in the good faith
            --------------
judgment of the Board of Directors of the Company, the other provisions of this Paragraph 4 are not strictly applicable or if strictly applicable would not
-----------
fairly protect the exercise rights of the holder of

                                                                    EXHIBIT 1(B)
                                                                    ------------


this Warrant in accordance with the essential intent and principles of such provisions, then the Board of Directors of the Company shall appoint the Company's regular independent auditors or another firm of independent public accountants of recognized national standing who are satisfactory to the holder of this Warrant which shall give their opinion upon the adjustment, if any, on a basis consistent with such essential intent and principles, necessary to preserve, without dilution, the rights of the holder of this Warrant. Upon receipt of such opinion, the Board of Directors of the Company shall forthwith make the adjustments described therein; provided that no such adjustment shall have the effect of increasing the Exercise Price as otherwise determined pursuant to this Paragraph 4. The Company may make such reductions in the
                 -----------
Exercise Price or increase in the number of shares of Common Stock purchasable hereunder as it deems advisable, including any reductions or increases, as the case may be, necessary to ensure that any event treated for federal income tax purposes as a distribution of stock rights not be taxable to recipients.

       5.   ISSUE TAX.  The issuance of certificates for Warrant Shares upon the
            ---------
exercise of this Warrant shall be made without charge to the holder of this Warrant or such shares for any issuance tax in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the holder of this Warrant.

       6.   AVAILABILITY OF INFORMATION.  The Company and the holder of this
            ---------------------------
Warrant will cooperate with each other and each holder of any Warrant Shares in supplying such information as may be necessary to complete and file any information reporting forms presently or hereafter required by the Securities and Exchange Commission as a condition to the availability of an exemption from the Securities Act of 1933, as amended, for the sale of this Warrant or any Warrant Shares. The Company will deliver to the holder of this Warrant, promptly upon their becoming available, copies of all financial statements, reports, notices, and proxy statements sent or made available generally by the Company to its shareholders, and copies of all regular and periodic reports and all final registration statements and prospectuses (and any amendments thereto) filed by the Company with any securities exchange or with the Securities and Exchange Commission.

       7.   NO RIGHTS OR LIABILITIES AS A SHAREHOLDER.  This Warrant shall not
            -----------------------------------------
entitle the holder hereof to any voting rights or other rights as a shareholder of the Company. No provision of this Warrant, in the absence of affirmative action by the holder hereof to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

       8.   TRANSFER, EXCHANGE, AND REPLACEMENT OF WARRANT.
            ----------------------------------------------

       (A)  WARRANT TRANSFERABLE.  The transfer of this Warrant and all rights
            --------------------
hereunder, in whole or in part, is registrable at the office or agency of the Company referred to in Paragraph 8(e) hereof by the holder hereof in person or
                       --------------
by his duly authorized attorney, upon surrender of this Warrant properly endorsed, together with an Assignment substantially in the

                                                                    EXHIBIT 1(B)
                                                                    ------------


form of the instrument attached hereto as Exhibit B.  Each taker and holder of
                                          ---------
this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable, and that the holder hereof, when this Warrant shall have been so endorsed, may be treated by the Company and all other persons dealing with this Warrant as the absolute owner and holder hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant and to the registration of transfer hereof on the books of the Company; but until due presentment for registration of transfer on such books as provided above the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary.

       (B)  WARRANT EXCHANGEABLE FOR DIFFERENT DENOMINATIONS.  This Warrant is
            ------------------------------------------------
exchangeable, upon the surrender hereof by the holder hereof at the office or agency of the Company referred to in Paragraph 8(e) hereof, for new Warrants of
                                     --------------
like tenor representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of shares as shall be designated by said holder hereof at the time of such surrender.

       (C)  REPLACEMENT OF WARRANT.  Upon receipt of evidence reasonably
            ----------------------
satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

       (D)  CANCELLATION; PAYMENT OF EXPENSES.  Upon the surrender of this
            ---------------------------------
Warrant in connection with any transfer, exchange, or replacement as provided in this Paragraph 8, this Warrant shall be promptly cancelled by the Company.
        -----------
The Company shall pay all taxes (other than securities transfer taxes) and all other expenses and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Paragraph 8.
                                                     -----------

       (E)  REGISTER.  The Company shall maintain, at its principal office in
            --------
Houston, Texas (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

       (F)  EXERCISE OR TRANSFER WITHOUT REGISTRATION.  Anything in this
            -----------------------------------------
Warrant to the contrary notwithstanding, if, at the time of the surrender of this Warrant in connection with any exercise, transfer, or exchange of this Warrant, this Warrant shall not be registered under the Securities Act of 1933, as amended, and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such exercise, transfer, or exchange, that (i) the holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel, which opinion and counsel are acceptable to the Company, to the effect that such exercise, transfer, or exchange may be made without registration under said Act and under applicable state securities or blue sky laws and (ii) the holder or transferee execute and deliver

                                                                    EXHIBIT 1(B)
                                                                    ------------


to the Company an investment letter in form and substance acceptable to the Company. The first holder of this Warrant, by taking and holding the same, represents to the Company that such holder is acquiring this Warrant for investment and not with a view to the distribution thereof.

       9.   NOTICES.  All notices, requests, and other communications required
            -------
or permitted to be given or delivered hereunder to the holder of this Warrant or to the holder of shares acquired upon exercise of this Warrant shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail, postage prepaid and addressed, to such holder at the address shown for such holder on the books of the Company, or at such other address as shall have been furnished to the Company by notice from such holder. All notices, requests, and other communications required or permitted to be given or delivered hereunder to the Company shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail, postage prepaid and addressed, to the office of the Company at 9818 Wilcrest, Houston, Texas 77099,
Attention: Corporate Secretary, or at such other address as shall have been furnished to the holder of this Warrant or to the holder of shares acquired upon exercise of this Warrant by notice from the Company. Any such notice, request, or other communication may be sent by telegram or telex, but shall in such case be subsequently confirmed by a writing personally delivered or sent by certified or registered mail as provided above. All notices, requests, and other communications shall be deemed to have been given either at the time of the delivery thereof to (or the receipt by, in the case of a telegram or telex) the person entitled to receive such notice at the address of such person for purposes of this Paragraph 9, or, if mailed, at the completion of the third full
                 -----------
day following the time of such mailing thereof to such address, as the case may be.

       10.  GOVERNING LAW.  THIS WARRANT SHALL BE CONSTRUED AND ENFORCED IN
            -------------
ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

       11.  MISCELLANEOUS.
            -------------

       (A)  AMENDMENTS.  This Warrant and any provision hereof may not be
            ----------
changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party (or any predecessor in interest thereof) against which enforcement of the same is sought.

       (B)  DESCRIPTIVE HEADINGS.  The descriptive headings of the several
            --------------------
paragraphs of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

       (C)  SUCCESSORS AND ASSIGNS.  This Warrant shall be binding upon any
            ----------------------
entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all the Company's assets.

                                                                    EXHIBIT 1(B)
                                                                    ------------


       IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer, as attested by its duly authorized officer, on this 22nd day of September, 1995.

                              NORTH AMERICAN TECHNOLOGIES
                              GROUP, INC.



                             By: ______________________________________________
                                 Name:  Tim B. Tarrillion
                                 Title: President and Chief Executive Officer



Attest:



_______________________________
Name:  Judith K. Shields
Title: Assistant Secretary

                                                                    EXHIBIT 1(B)
                                                                    ------------


                                   EXHIBIT A
                                   ---------

                          FORM OF EXERCISE AGREEMENT


                                       Dated: ______, ____.

To:    North American Technologies Group, Inc.

       __________________________

       __________________________
       Attention:  Corporate Secretary


       The undersigned, pursuant to the provisions set forth in that certain Stock Purchase Warrant No. ___________ (the "Warrant"), issued by North American Technologies Group, Inc., a Delaware corporation ("NATK"), which Warrant is attached hereto or enclosed herewith, hereby agrees to purchase __________ shares of Common Stock covered by such Warrant, and makes payment herewith in full therefor at the price per share provided by such Warrant in cash or by certified or cashier's check in the amount of $____________. Please issue a certificate or certificates for such shares of Common Stock in the name of and pay any cash for any fractional share to:


                  Name:_________________________________________

                  Address:______________________________________
                       _________________________________________
                       _________________________________________


       Note: The above signature should correspond exactly with the name on the face of the Warrant or with the name of the assignee appearing in the assignment form.

and, if said number of shares of Common Stock shall not be all the shares purchasable under the Warrant, a new Warrant is to be issued in the name of said undersigned covering the balance of the shares purchasable thereunder less any fraction of a share paid in cash.


                  Signature:____________________________________
                  Title of Signing Officer or Agent (if any):
                  ______________________________________________